                                                                   Exhibit 10(i)





                             LANIER WORLDWIDE, INC.
                                  PENSION PLAN
                               AS EFFECTIVE AS OF
                                  JULY 1, 1994

                               TABLE OF CONTENTS


                                                                                                                   Page
                                                                                                                   ----
Section  1           HISTORY AND EFFECTIVE DATE   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1

Section  2           CONSTRUCTION   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2

                     2.1.      Controlling Laws   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2
                     2.2.      Plan Types   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2
                     2.3.      Construction   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2

Section  3           DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2

                     3.1.      Accrued Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2
                               (a)      General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2
                               (b)      Grandfather Rule  . . . . . . . . . . . . . . . . . . . . . . . . . .          3
                     3.2.      Actuarial Equivalent   . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3
                     3.3.      Affiliate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4
                     3.4.      Annuity Starting Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4
                     3.5.      Average Compensation   . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4
                     3.6.      Beneficiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5
                     3.7.      Benefit Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5
                     3.8.      Board      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6
                     3.9.      Break in Service   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5
                     3.10.     Code   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6
                     3.11.     Compensation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6
                     3.12.     Covered Compensation   . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6
                     3.13.     Determination Date   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          7
                     3.14.     Early Retirement Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          7
                     3.15.     Eligible Employee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          7
                     3.16.     Employee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8
                     3.17.     Employer   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8
                     3.18.     Employment Commencement Date   . . . . . . . . . . . . . . . . . . . . . . . .          8
                     3.19.     Employment Termination Date  . . . . . . . . . . . . . . . . . . . . . . . . .          8
                     3.20.     ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8
                     3.21.     Harris/LBP Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8
                     3.22.     Hour of Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8
                     3.23.     Named Fiduciary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8
                     3.24.     Normal Retirement Age  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9
                     3.25.     Normal Retirement Date   . . . . . . . . . . . . . . . . . . . . . . . . . . .          9
                     3.26.     Participant  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9
                     3.27.     Participation Requirement  . . . . . . . . . . . . . . . . . . . . . . . . . .          9



                                                                                                                   Page
                                                                                                                   ----
                     3.28.     Plan   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9
                     3.29.     Plan Sponsor   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9
                     3.30.     Plan Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9
                     3.31.     Spouse   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9
                     3.32.     TRA 86 Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9
                     3.33.     Trust Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9
                     3.34.     Trust Fund   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9
                     3.35.     Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9
                     3.36.     Vested Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          10
                     3.37.     Vesting Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          10
                     3.38.     Year of Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          10
                               (a)      Vesting and Participation . . . . . . . . . . . . . . . . . . . . . .          10
                                        (1)     Period of Employment  . . . . . . . . . . . . . . . . . . . .          10
                                        (2)     Termination/Reemployment  . . . . . . . . . . . . . . . . . .          10
                                        (3)     Rule of Parity for 6 Breaks in Service  . . . . . . . . . . .          11
                                        (4)     Service With Other Entities   . . . . . . . . . . . . . . . .          11
                                        (5)     Special Rule for Harris Employees   . . . . . . . . . . . . .          11
                                        (6)     Special Rule for July 31, 1991 Participants   . . . . . . . .          12
                               (b)      Benefit Accrual . . . . . . . . . . . . . . . . . . . . . . . . . . .          12
                                        (1)     Period of Employment  . . . . . . . . . . . . . . . . . . . .          12
                                        (2)     Termination/Reemployment  . . . . . . . . . . . . . . . . . .          13
                                        (3)     Rule of Parity for 6 Breaks in Service  . . . . . . . . . . .          13

Section  4           PARTICIPATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          13

                     4.1.      General Rule   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          13
                     4.2.      Transferred Employee   . . . . . . . . . . . . . . . . . . . . . . . . . . . .          13
                     4.3.      Reemployment Rule  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          14
                               (a)      Prior Service Disregarded . . . . . . . . . . . . . . . . . . . . . .          14
                               (b)      Prior Service Aggregated  . . . . . . . . . . . . . . . . . . . . . .          14
                     4.4.      Absence from Service   . . . . . . . . . . . . . . . . . . . . . . . . . . . .          14
                     4.5.      Plan Not An Employment Contract  . . . . . . . . . . . . . . . . . . . . . . .          14
                     4.6.      Pre-1988 Age Limitation  . . . . . . . . . . . . . . . . . . . . . . . . . . .          14

Section  5           BENEFITS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          15

                     5.1.      Normal Retirement Benefits   . . . . . . . . . . . . . . . . . . . . . . . . .          15
                     5.2.      Early Retirement Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . .          15
                               (a)      General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          15
                               (b)      Early Commencement  . . . . . . . . . . . . . . . . . . . . . . . . .          15
                               (c)      Early Commencement Reduction Factor . . . . . . . . . . . . . . . . .          15




                                                                                                                   Page
                                                                                                                   ----
                     5.3.      Vested Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          16
                               (a)      General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          16
                               (b)      Early Commencement  . . . . . . . . . . . . . . . . . . . . . . . . .          16
                               (c)      Early Commencement Reduction  . . . . . . . . . . . . . . . . . . . .          17
                     5.4.      Disability Retirement Benefit  . . . . . . . . . . . . . . . . . . . . . . . .          17
                               (a)      At Normal Retirement Date . . . . . . . . . . . . . . . . . . . . . .          17
                               (b)      Definition of Total and Permanent Disability  . . . . . . . . . . . .          17
                               (c)      Proof of Disability . . . . . . . . . . . . . . . . . . . . . . . . .          18
                               (d)      Early Commencement  . . . . . . . . . . . . . . . . . . . . . . . . .          18
                               (e)      Survivor Benefits . . . . . . . . . . . . . . . . . . . . . . . . . .          19
                               (f)      Termination of Disability . . . . . . . . . . . . . . . . . . . . . .          19
                     5.5.      Suspension of Benefits   . . . . . . . . . . . . . . . . . . . . . . . . . . .          20
                               (a)      Reemployment  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          20
                               (b)      Continued Employment  . . . . . . . . . . . . . . . . . . . . . . . .          20
                               (c)      Suspension Notice . . . . . . . . . . . . . . . . . . . . . . . . . .          21
                               (d)      Actuarial Adjustment for Certain Months . . . . . . . . . . . . . . .          21
                                        (1)     Following Receipt of Suspension Notice  . . . . . . . . . . .          21
                                        (2)     Prior to Receipt of Suspension Notice   . . . . . . . . . . .          21
                                        (3)     Actuarial Equivalence   . . . . . . . . . . . . . . . . . . .          22
                     5.6.      Calculation of Additional Accrued Benefit Following
                               Initial Commencement of Benefits   . . . . . . . . . . . . . . . . . . . . . .          22
                               (a)      General   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          22
                               (b)      Annuity-Benefits Suspended  . . . . . . . . . . . . . . . . . . . . .          22
                               (c)      Lump-Sum - Benefits Suspended . . . . . . . . . . . . . . . . . . . .          23
                               (d)      Adjustment Where Benefits Not Suspended . . . . . . . . . . . . . . .          23
                               (e)      Certain Lump Sum Payments . . . . . . . . . . . . . . . . . . . . . .          23

Section  6           BENEFIT PAYMENT FORMS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          24

                     6.1.      Normal Payment Forms   . . . . . . . . . . . . . . . . . . . . . . . . . . . .          24
                               (a)      Annuities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          24
                               (b)      Lump Sum Cash Out . . . . . . . . . . . . . . . . . . . . . . . . . .          24
                               (c)      Employee Contributions  . . . . . . . . . . . . . . . . . . . . . . .          25
                     6.2.      Election Procedures and Timing   . . . . . . . . . . . . . . . . . . . . . . .          25
                               (a)      General   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          25
                               (b)      Procedures and Spousal Consent  . . . . . . . . . . . . . . . . . . .          25
                               (c)      Timing    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          25
                               (d)      Required Beginning Date . . . . . . . . . . . . . . . . . . . . . . .          26
                     6.3.      Description of Options   . . . . . . . . . . . . . . . . . . . . . . . . . . .          26
                               (a)      Actuarial Equivalent and Other Special Rules  . . . . . . . . . . . .          26
                                        (1)     Actuarial Equivalent  . . . . . . . . . . . . . . . . . . . .          26
                                        (2)     Minimum Incidental Death Benefit Rule   . . . . . . . . . . .          26




                                                                                                           Page
                                                                                                           ----
                                        (3)     Death     . . . . . . . . . . . . . . . . . . . . . . . . . .          26
                                        (4)     Recomputation of Period Certain   . . . . . . . . . . . . . .          27
                               (b)      Payment Options   . . . . . . . . . . . . . . . . . . . . . . . . . .          27
                                        (1)     Single Life Annuity Option  . . . . . . . . . . . . . . . . .          27
                                        (2)     10 Year Period Certain and Continuous
                                                Annuity Option  . . . . . . . . . . . . . . . . . . . . . . .          27
                                        (3)     Joint and Survivor Annuity Option   . . . . . . . . . . . . .          27
                                        (4)     Lump Sum Option   . . . . . . . . . . . . . . . . . . . . . .          27
                               (c)      Other Payment Options   . . . . . . . . . . . . . . . . . . . . . . .          27
                               (d)      Direct Rollover   . . . . . . . . . . . . . . . . . . . . . . . . . .          27
                     6.4.      Beneficiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          28
                     6.5.      No Estoppel of Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          28
                     6.6.      Claims for Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          29

Section  7           SURVIVOR BENEFIT   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          29

                     7.1.      Preretirement Survivor Benefit For Married Participants  . . . . . . . . . . .          29
                               (a)      General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          29
                               (b)      Exclusions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          30
                               (c)      Commencement  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          30
                                        (1)     Normal  . . . . . . . . . . . . . . . . . . . . . . . . . . .          30
                                        (2)     Early   . . . . . . . . . . . . . . . . . . . . . . . . . . .          31
                               (d)      Lump Sum  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          31
                     7.2.      Preretirement Survivor Annuity For Participants
                               Who Terminate Employment after 55 or are Disabled  . . . . . . . . . . . . . .          31
                               (a)      General   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          31
                               (b)      Amount    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          32
                               (c)      Exclusions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          32
                               (d)      Commencement  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          32
                     7.3.      No Post Retirement Survivor Benefits   . . . . . . . . . . . . . . . . . . . .          32

Section  8           PLAN FUNDING   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          33

                     8.1.      Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          33
                     8.2.      Trust Fund   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          33
                     8.3.      Prohibition Against Reversion  . . . . . . . . . . . . . . . . . . . . . . . .          33

Section  9           NAMED FIDUCIARIES AND PLAN SPONSOR   . . . . . . . . . . . . . . . . . . . . . . . . . .          34

                     9.1.      Named Fiduciaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          34
                     9.2.      Allocation and Delegation by Named Fiduciaries   . . . . . . . . . . . . . . .          34
                     9.3.      Advisers   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          34




                                                                                                                     Page
                                                                                                                     ----
                     9.4.      Dual Fiduciary Capacities  . . . . . . . . . . . . . . . . . . . . . . . . . .          35
                     9.5.      Plan Sponsor Power and Duties  . . . . . . . . . . . . . . . . . . . . . . . .          35
                               (a)      General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          35
                               (b)      Records . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          35
                               (c)      Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          35
                               (d)      Reliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          35
                               (e)      Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          35

Section  10          TRUST FUND AND TRUSTEE   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          36

Section  11          TERMINATION, AMENDMENT AND ADOPTION  . . . . . . . . . . . . . . . . . . . . . . . . . .          36

                     11.1.     Right to Terminate   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          36
                     11.2.     Full Vesting Upon Termination  . . . . . . . . . . . . . . . . . . . . . . . .          36
                     11.3.     Allocation of Assets   . . . . . . . . . . . . . . . . . . . . . . . . . . . .          36
                     11.4.     Merger, Consolidation and Transfer of Assets
                               or Liabilities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          37
                     11.5.     Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          37

Section  12          RESTRICTIONS ON CERTAIN BENEFITS   . . . . . . . . . . . . . . . . . . . . . . . . . . .          37

                     12.1.     Limitations on Annual Benefit  . . . . . . . . . . . . . . . . . . . . . . . .          37
                     12.2.     Limit on Benefits of Highest-Paid Employees  . . . . . . . . . . . . . . . . .          38
                               (a)      Restricted Participants . . . . . . . . . . . . . . . . . . . . . . .          38
                               (b)      Applicability of Limit  . . . . . . . . . . . . . . . . . . . . . . .          38
                               (c)      Limit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          38
                               (d)      Security Arrangement  . . . . . . . . . . . . . . . . . . . . . . . .          39
                               (e)      Plan Termination  . . . . . . . . . . . . . . . . . . . . . . . . . .          39
                               (f)      Transition Period . . . . . . . . . . . . . . . . . . . . . . . . . .          39

Section  13          MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          40

                     13.1.     Spendthrift Clause   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          40
                     13.2.     Legally Incompetent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          40
                     13.3.     Benefits Supported Only by Trust Fund  . . . . . . . . . . . . . . . . . . . .          40
                     13.4.     Discrimination   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          40
                     13.5.     Claims     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            41
                     13.6.     Nonreversion   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          41
                     13.7.     Agent for Service of Process   . . . . . . . . . . . . . . . . . . . . . . . .          41
                     13.8.     Top Heavy Plan   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          41
                               (a)      Determination . . . . . . . . . . . . . . . . . . . . . . . . . . . .          41
                               (b)      Special Top Heavy Plan Rules  . . . . . . . . . . . . . . . . . . . .          42




                                                                                                                           Page
                                                                                                                           ----
                         13.9.     Qualified Domestic Relations Orders   . . . . . . . . . . . . . . . . . . . . .          44
                         13.10.    Income Tax Withholding   . . . . . . . . . . . . . . . . . . . . . . . . . . .           44

Exhibit A

Attachment 1 to Exhibit A - Former Lanier Participants
Attachment 2 to Exhibit A - Former Harris/DPI Participants
Attachment 3 to Exhibit A - Former BSD Participants
Attachment 4 to Exhibit A - Certain Terminated Participants



                             LANIER WORLDWIDE, INC.
                                  PENSION PLAN
                               AS EFFECTIVE AS OF
                                  JULY 1, 1994



                                   Section  1

                          HISTORY AND EFFECTIVE DATE
                          --------------------------

This Lanier Worldwide, Inc. Pension Plan (the "Plan"), which is effective July 1, 1994, amends and restates the Plan as most recently amended and restated effective as of August 2, 1991. The August 1, 1991 document amended and restated the Plan as adopted on April 30, 1990. The April 30, 1990 document amended, restated and renamed the Harris/3M Document Products, Inc. Pension Plan as originally effective as of January 1, 1986 and as last amended and restated effective as of July 1, 1987 ("Harris/DPI Plan"). The Harris/Lanier Retirement Plan and Trust ("Harris/LBP Plan") as originally effective as of July l, 1965 and as last amended and restated effective as of January 1, 1988, was merged into this Plan effective as of October 1, 1989.

This Plan is intended to satisfy all applicable TRA 86 Requirements and all applicable requirements of subsequent legislation through June 30, 1994. The April 30, 1990 document was intended to satisfy all applicable TRA 86 Requirements effective as of July 1, 1989 for this Plan and January 1, 1989 for the Harris/LBP Plan or such earlier dates as required under either such plan by applicable TRA 86 Requirements.

Except as expressly otherwise provided, the provisions of this Plan shall apply only to those persons who are employees of an Employer on or after July 1, 1994. The benefits, if any, of a person whose employment with an Employer terminated before July 1, 1994 and who is not reemployed by an Employer after such date shall, except as expressly provided otherwise in this Plan, be determined in accordance with the provisions of this Plan as in effect as of the date his employment so terminated or, if his termination occurred before October 1, 1989, the Harris/LBP Plan, if applicable, as amended to comply with applicable TRA 86 Requirements. For convenience, the substantive provisions of this Plan as in effect before August 1, 1991, the substantive provisions of the Harris/DPI Plan as in effect before July 1, 1989, and the substantive provisions of the Harris/LBP Plan are described in Exhibit A.

                                   Section  2

                                  CONSTRUCTION
                                  ------------

2.1. CONTROLLING LAWS. To the extent such laws are not preempted by federal law, this Plan and the related Trust Agreement shall be construed and interpreted under the laws of the State of Georgia.

2.2. PLAN TYPES. The Plan Sponsor intends that this Plan and the related Trust Agreement satisfy the requirements for tax exempt status under Code
Section 401(a), Code Section 501(a) and related Code sections as a defined benefit pension plan and that the provisions of this Plan and the Trust Agreement be construed and interpreted in accordance with the requirements of the Code and the regulations under the Code governing such plans.

2.3. CONSTRUCTION. The headings and subheadings in this Plan have been inserted for convenience of reference only and are to be ignored in the construction of its provisions. Wherever appropriate, the masculine shall be read as the feminine, the plural as the singular, and the singular as the plural. References in this Plan to a section (Section ) shall be to a section in this Plan unless otherwise indicated. References in this Plan to a section of the Code, ERISA or any other federal law shall also refer to the regulations issued under such section.

Further, except as expressly stated otherwise, no provision of this Plan or the related Trust Agreement is intended to nor shall grant any rights to Participants or Beneficiaries or any interest in the Fund in addition to those minimum rights or interests required to be provided under ERISA and the Code and the regulations under ERISA and the Code.



                                   Section  3

                                  DEFINITIONS
                                  -----------

The capitalized terms and phrases used in this Plan shall have the meanings set forth in this Section 3:

3.1.       ACCRUED BENEFIT.

           (a) GENERAL. The term "Accrued Benefit" means, for each Participant as of any Determination Date, a monthly benefit payable to such Participant in the form of a single life annuity commencing as of his Normal Retirement Date. Such monthly benefit shall be determined in accordance with the formula in this
Section 3.1 based on his Average Compensation, Benefit Service and Covered Compensation as of such Determination Date.

           Subject to Section 3.1(b), such monthly benefit shall be equal to the sum of (1) and (2), where:

                     (1) equals 1.22% of the Participant's Average Compensation which does not exceed his Covered Compensation multiplied by the lesser of (i) his total years and fractional years of Benefit Service or (ii) 30, and

                     (2) equals 1.55% of the Participant's Average Compensation which exceeds his Covered Compensation multiplied by the lesser of (i) his total years and fractional years of Benefit Service or (ii) 30.

           (b) GRANDFATHER RULE. The Accrued Benefit of each Participant shall not be less than his grandfathered accrued benefit, if any, as determined as of the earlier of his most recent termination date or June 30, 1989 under the formula set forth in Exhibit A, or, for an individual who was a participant in the Harris/LBP Plan prior to October 1, 1989, his grandfathered accrued benefit, if any, as determined as of the earlier of his most recent termination date or December 31, 1988 under the formula set forth in Exhibit A.

3.2. ACTUARIAL EQUIVALENT -- means a form of benefit payment having in the aggregate a present value equal to the present value of the aggregate amounts of benefits expected to be received under the single life annuity form of benefit payment described in Section 6.3(b), computed in accordance with the following assumptions:

           (a) The Unloaded 1983 Group Annuity Mortality Table for Males with a one year set back for a Participant and a 5-year set back for a Participant's Spouse or Beneficiary, and

           (b) An interest rate assumption equal to (1) or (2), whichever is applicable:

                     (1) for benefits paid in a form other than a single sum, 7% per annum, compounded annually; and

                     (2) for benefits paid in a single sum, the Pension Benefit Guaranty Corporation ("PBGC") interest rate (deferred or immediate, whichever is appropriate) that would be used by the PBGC (as of the first day of the Plan Year in which such benefit is paid) for purposes of determining the present value of a single sum distribution on a plan termination;

provided, however, that the Actuarial Equivalent of the Accrued Benefit of a Participant shall not be less than the actuarial equivalent of his accrued benefit, if any, as determined as of the earlier of his most recent termination date or September 30, 1989 in accordance with the factors set forth in Exhibit A.

3.3. AFFILIATE -- means as of any date the Plan Sponsor and (a) any parent, subsidiary or brother-sister corporation which (as of such date) is a member of a controlled group of corporations (as defined in Code Section 1563(a), disregarding Code Section 1563(a)(4) and Code Section 1563(e)(3)(C)) of which the Plan Sponsor is a member; (b) any trade or business, whether or not incorporated, which (as of such date) is considered to be under common control with the Plan Sponsor under regulations prescribed by the Secretary of the Treasury pursuant to Code Section 414(c); (c) any person or organization which (as of such date) is a member of an affiliated service group (as defined in Code Section 414(m)) with the Plan Sponsor; and (d) any other organization which during such year is required to be aggregated with the Plan Sponsor under Code Section 414(o); provided, solely for purposes of Section 12.1, the phrase "more than 50 percent" shall be substituted for "at least 80 percent" each place that "at least 80 percent" appears in Code Section 1563(a)(1).

3.4. ANNUITY STARTING DATE -- means for each Participant, Spouse or Beneficiary the first day of the first period for which an amount is paid as an annuity under this Plan or such other date as described in regulations under Code Section 401.

3.5. AVERAGE COMPENSATION -- means for each Participant as of any Determination Date one-twelfth of the average of a Participant's Compensation during the 5 consecutive calendar year period in which such average is highest (or actual number of consecutive calendar years if less than 5) out of the 10 calendar year period (or actual number of such calendar years if less than 10) during which the Participant was an Employee and ending with the calendar year which includes the Determination Date. Notwithstanding the foregoing, the Average Compensation of any Participant shall not be less than his Average Compensation determined as of July 31, 1991 under the Plan as in effect on such date. See Exhibit A for the definition which applied to Participants who terminated employment before August 1, 1991.

3.6.       BENEFICIARY -- means either

           (a) the person or persons last designated in writing by a Participant on a properly completed beneficiary designation form delivered to the Plan Sponsor before his death to receive the benefits, if any, (other than the preretirement survivor annuity described in Section 7.1) payable under this Plan at his death or, if no such designation is made, or if no person so designated survives the Participant or, if after checking his last known mailing address, the whereabouts of the person so designated is unknown,

           (b) the person or persons, if any, expressly so designated by the Participant to receive the benefit payable as a result of his death under the group term life insurance program maintained by his Employer or, if no such designation was made, or if no such person so designated survives the Participant, or, if after checking his last known mailing address, the whereabouts of the person so designated is unknown,

           (c) the Participant's surviving spouse or, if there is no surviving spouse or the whereabouts of such surviving spouse are unknown,

           (d) the Participant's surviving children (natural and adopted) in equal shares or, if there are no such surviving children or if the whereabouts of such children are unknown,

           (e) the estate of the last survivor as between the Participant and his Beneficiary, if a personal representative of such deceased person has qualified within 12 months from the date of death or, if no personal representative has so qualified,

           (f) any heirs-at-law of the last survivor as between the Participant and his Beneficiary as determined by the Plan Sponsor under the laws of the State of Georgia whose whereabouts are known to the Plan Sponsor.

3.7. BENEFIT SERVICE -- means for each Participant as of any Determination Date such Participant's full and fractional Years of Service as described in Section 3.38(b) completed as a Participant in this Plan including any benefit service credited under a prior plan prior to October 1, 1989 which is described in Exhibit A. Notwithstanding the foregoing, a Participant's Benefit Service shall not include any service performed by such Participant with respect to which he has received (after July 31, 1991) a distribution of the present value of his nonforfeitable Accrued Benefit as a result of his termination of participation in this Plan except as provided in Section 13.8(b)(3).

3.8. BOARD -- means the Board of Directors of the Plan Sponsor or the Pension and Retirement Committee of such Board of Directors.

3.9. BREAK IN SERVICE -- means for each Employee or former Employee, each 12 consecutive month period beginning on an Employee's Employment Termination Date or anniversary of such date during which an Employee or former Employee fails to complete an Hour of Service.

3.10. CODE -- means the Internal Revenue Code of 1986, as amended, or any successor statute, and, in the event an amendment to the Code renumbers a section of the Code referred to in this Plan, any such reference to such section automatically shall become a reference to such section as renumbered.

3.11.      COMPENSATION -- means for each Employee the sum of (a) and (b) minus
(c), where

           (a) equals the total compensation of an Employee for any calendar year or portion thereof from one or more Affiliates which is subject to income tax withholding under Code Section 3401(a) determined without regard to any limits under such Code section for the nature or location of such Participant's employment or the services performed by such Participant,

           (b) equals the elective deferrals made by an Affiliate on behalf of such Employee that are not includible in his gross income for federal income tax purposes for such period because they are contributed to a cash or deferred arrangement described in Code
           Section  401(k) or because they are excluded under Code Section
           125, and

           (c) equals any payments made under a severance pay plan or program, any payment made in consideration of an Employee's release of claims in favor of an Affiliate, any payment attributable to foreign assignment differential and any payments made under Longer Term Incentive Plans.

Notwithstanding the foregoing, Compensation shall not include any remuneration for services as a "leased employee" of an Affiliate and Compensation for any calendar year beginning after December 31, 1993 shall not include any amount in excess of the amount allowable under Code Section 401(a)(17), which is $150,000 for 1994. This definition shall apply for calendar years beginning after May 14, 1990, see Exhibit A for the definition which applies for calendar years beginning before May 14, 1990.

3.12. COVERED COMPENSATION -- means for each Participant as of any Determination Date, 1/12 of the average (without indexing) of the "taxable wage bases" in effect under the Social Security Act for each calendar year during the 35 year period ending with the last day of the calendar year in which he attains (or will attain) his "social security retirement age," determined by assuming that the "taxable wage base" for all future years shall be the same as the "taxable wage base" in effect as of the beginning of the Plan Year which includes the Determination Date. A Participant's Covered Compensation for a Plan Year after the 35 year period is the Participant's Covered Compensation for the Plan Year during which he attained "social security retirement age," and a Participant's Covered Compensation for a Plan Year before the 35 year period is the "taxable wage base" in effect as of the beginning of that Plan Year. For purposes of this definition, the term "taxable wage base" means for any Plan Year the contribution and benefit base in effect under Section 230 of the Social Security Act at the beginning of such Plan Year and the term "social security retirement age" means age 65 for a Participant born before January 1, 1938; age 66 for a Participant born after December 31, 1937; and age 67 for a Participant born after December 31, 1954.

3.13. DETERMINATION DATE -- means the date as of which a Participant's Accrued Benefit is determined under this Plan or, if earlier, the most recent date the Participant terminated employment as an Eligible Employee.

3.14.      EARLY RETIREMENT DATE -- means

           (a) the first day of the calendar month coinciding with or next following the later of (1) the date on which the Participant reaches age 55 or (2) the date on which the Participant completes 10 full years of Vesting Service, provided the Participant is an Employee on such date, or

           (b) a Participant's early retirement date a set forth in Exhibit A.

3.15. ELIGIBLE EMPLOYEE -- means for each Plan Year each Employee of an Employer other than

           (a) an Employee who is treated as such solely by reason of the "leased employee" rules set forth in Code Section 414(n),

           (b) an Employee who is a member of (or who is represented by) a collective bargaining unit which has failed to reach an agreement with his Employer that he be eligible to participate in this Plan,

           (c) an Employee who is a non-resident alien and who receives no earned income from an Employer from sources within the United States (as described more fully in Code Section 410(b)(3)(C)),

           (d) an Employee (other than an Employee of Lanier Puerto Rico, Inc.) who works primarily outside the United States and who is paid under a payroll system which is not linked electronically to the payroll system for Employees who work primarily within the United States; and

           (e) an Employee who is classified on the personnel records of an Employer as employed in a temporary, summer, or casual part-time position for short-term workload, which employment is intended to terminate upon completion of such assignment.

3.16. EMPLOYEE -- means a person (a) who is employed and paid as a full-time, part-time, regular or temporary employee of an Affiliate or (b) who is treated as such under the "leased employee" rules set forth in Code Section 414(n).

3.17. EMPLOYER -- means the Plan Sponsor, Lanier Puerto Rico, Inc., and each other Affiliate which the Board designates in writing as such from time to time.

3.18. EMPLOYMENT COMMENCEMENT DATE -- means the first date on which an Employee first performs an Hour of Service or, if a former Employee is reemployed after he has a Break in Service, the first date on which the reemployed Employee first performs an Hour of Service after such Break in Service.

3.19. EMPLOYMENT TERMINATION DATE -- means for each Employee the earlier of (a) the date such Employee quits, retires, dies or is discharged in accordance with the personnel policy of an Affiliate or (b) the date on which a 12 consecutive month period ends during which he did not perform an Hour of Service.

3.20. ERISA -- means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute and, in the event an amendment to ERISA renumbers a section of ERISA referred to in this Plan, any such reference to such section automatically shall become a reference to such section as renumbered.

3.21. HARRIS/LBP PLAN -- means the Harris/Lanier Retirement Plan and Trust Agreement as last amended and restated effective as of January 1, 1988. See Exhibit A for the substantive provisions of the Harris/LBP Plan which are effective for periods before October 1, 1989.

3.22. HOUR OF SERVICE -- means each hour for which an Employee is directly or indirectly paid or entitled to payment for the performance of duties as an Employee.

3.23.      NAMED FIDUCIARY -- means the person or persons described in Section
9.1.

3.24. NORMAL RETIREMENT AGE -- means except as set forth in Exhibit A, the date a Participant reaches age 65 and completes 5 Years of Service.

3.25. NORMAL RETIREMENT DATE -- means for each Participant the first day of the calendar month immediately following or coincident with the date he reaches Normal Retirement Age.

3.26. PARTICIPANT -- means an Eligible Employee who has become a participant in this Plan in accordance with Section 4 or a former Eligible Employee who is entitled to receive benefits under this Plan.

3.27. PARTICIPATION REQUIREMENT -- means the later of the completion of one Year of Service or the attainment of age 21.

3.28. PLAN -- means this Lanier Worldwide, Inc. Pension Plan as set forth in this document and all amendments to this document and, for periods prior to October 1, 1989, the Harris/3M Document Products, Inc. Pension Plan as last amended and restated effective as of July 1, 1987.

3.29. PLAN SPONSOR -- means Lanier Worldwide, Inc. and any successor to such corporation.

3.30. PLAN YEAR -- means the fiscal year ending June 30. See Exhibit A for the Plan Year of the Harris/LBP Plan prior to its merger into this Plan.

3.31. SPOUSE -- means the person who is the Participant's lawful spouse on the earlier of (a) his Annuity Starting Date or (b) his date of death.

3.32. TRA 86 REQUIREMENTS -- means all applicable requirements of the Tax Reform Act of 1986, the Omnibus Budget Reconciliation Act of 1986, the Omnibus Budget Reconciliation Act of 1987, the Technical and Miscellaneous Revenue Act of 1988 and those requirements treated by the IRS as subject to Section 1140 of the Tax Reform Act of 1986 as well as any technical corrections to those requirements contained in the Revenue Reconciliation Act of 1989.

3.33. TRUST AGREEMENT -- means the Harris Corporation Master Pension Trust Agreement, a copy of which is attached as Exhibit B, as may be amended from time to time.

3.34. TRUST FUND -- means the trust fund created in accordance with the Trust Agreement.

3.35. TRUSTEE -- means the person or persons acting from time to time as the trustee for the Trust Fund.

3.36. VESTED DATE -- except as provided in Exhibit A, means for each Employee the earlier of the date on which he

           (a)       completes 5 full years of Vesting Service, or

           (b)       reaches Normal Retirement Age as an Employee.

3.37. VESTING SERVICE -- means for, each Employee as of any Determination Date, such Employee's Years of Service as described in Section 3.38(a) excluding any period of employment completed by an Employee before he reaches age 18.

3.38.      YEAR OF SERVICE

           (a) VESTING AND PARTICIPATION. For vesting and participation purposes the term "Years of Service" is determined in accordance with this Section 3.38(a)

                     (1) PERIOD OF EMPLOYMENT. An Employee's period of employment will be deemed to start on his Employment Commencement Date and will end on the first day of his first Break in Service following that Employment Commencement Date. An Employee will receive credit for one Year of Service for each 12 consecutive month period beginning on his Employment Commencement Date and on each anniversary thereof during which he is an Employee or has not begun a Break in Service. Thus, an Employee will receive credit for vesting and participation purposes for each day of employment and for each day of any separation from service due to an absence or termination of employment after his Employment Commencement Date and before the first day of his first Break in Service.

                     (2)      TERMINATION/REEMPLOYMENT.  Except as provided in
                     Section 3.38(a)(3), if an Employee terminates employment and is reemployed more than 12 months after such Employment Termination Date, his Years of Service shall be determined by aggregating the service completed in each period of employment in accordance with the following rules:

                              (i) FULL YEARS -- First determine the number of completed 12 consecutive month periods completed in each period of employment.

                              (ii) EXTRA MONTHS - Next determine the number of completed months of employment in each period of employment in excess of full years of employment in each such period and aggregate such months into additional full years of employment on the basis that each month taken into account shall be considered as 1/12 of a year. For this purpose employment from the anniversary of an Employment Commencement Date to the immediately preceding date in the next succeeding month will be treated as a completed month of employment.

                              (iii) EXCESS DAYS - Next determine the number of days of employment in each period of employment in excess of completed months of employment and aggregate those additional days into additional months of employment on the basis that 30 days of such employment equals one month.

                     (3) RULE OF PARITY FOR 6 BREAKS IN SERVICE -- Notwithstanding the rules set forth in Section 3.38(a)(2), if an Employee has a Break in Service, his employment in any period of employment completed before the Break in Service shall not be aggregated with employment completed after the Break in Service if

                              (i)     he terminated employment before his
                              Vested Date and the number of his consecutive Breaks in Service exceeds the greater of (A) 6 or
                              (B) his number of Years of Service completed before his most recent Break in Service, or

                              (ii) he had at least two consecutive Breaks in Service (without regard to whether he terminated employment after his Vested Date) and he failed to complete at least one Year of Service following his reemployment.

                     (4) SERVICE WITH OTHER ENTITIES -- Except as set forth in Exhibit A and Section 3.38(a)(5), no period of employment which an Employee completes as an employee of any other organization whatsoever shall be taken into account under this Plan unless such organization is an Affiliate.

                     (5) SPECIAL RULE FOR HARRIS EMPLOYEES -- Each Employee shall receive credit for periods of employment with Harris Corporation or its affiliates to the extent that such Employee would have received credit for such employment if he had been so employed with the Plan Sponsor without regard to whether Harris Corporation or the affiliate was an Affiliate of the Plan Sponsor at the time such service was completed. However, this provision shall have absolutely no effect for employment in Plan Years beginning after June 30, 1992 to the extent it is not permissible under the regulations under Code Section 401(a)(4).

                     (6) SPECIAL RULE FOR JULY 31, 1991 PARTICIPANTS -- Finally, notwithstanding the foregoing, each person who was a Participant on July 31, 1991 shall be deemed to have completed 5 Years of Service for purposes of Section 3.36 when he completes 4 full Years of Service and 11 additional months of employment and to have completed 10 Years of Service for purposes of Section 3.14, Section 5.3(b) and Section 6.3(b) when he completes 9 full Years of Service and 11 additional months of employment. For this purpose, 30 days of employment shall equal one month.

           (b) BENEFIT ACCRUAL. For benefit accrual purposes, the term "Years of Service" means a Participant's full and fractional years as a Participant and an Eligible Employee determined in accordance with this Section 3.38(b)

                     (1) PERIOD OF EMPLOYMENT. A Participant will receive credit for one Year of Service for each 12 consecutive month period during which he is both a Participant and an Eligible Employee in any "period of employment" described in Section 3.38(a)(1) as modified by this Section 3.38(b)(1). A "period of employment" shall begin on the first day of the first full calendar month in which he is deemed to be a Participant and shall end with the last day of the last full calendar month in which he is deemed to be both a Participant and an Eligible Employee. An Eligible Employee will be deemed to be a Participant for a full calendar month at the end or beginning of a period of employment only if he is both a Participant and an Eligible Employee (or absent from employment as an Eligible Employee) on at least 15 consecutive days in such calendar month.

                     An Eligible Employee will receive credit for benefit accrual purposes during a period of employment for all employment as an Eligible Employee and for any separation from service due to an absence from employment as an Eligible Employee provided he returns to employment as an Eligible Employee within 12 months of the first day of such absence.

                     A Participant will receive credit for 1/12th of one Year of Service for each full calendar month of employment in excess of a full year of employment.

                     (2) TERMINATION/REEMPLOYMENT. If a Participant terminates employment as an Eligible Employee and is thereafter reemployed as such, his Years of Service and fractional Years of Service shall be determined by aggregating the number of full years in each period determined, first, in accordance with Section 3.38(b)(1) and, second, by aggregating the additional months in each period (also determined in accordance with Section 3.38(b)(1)) converting those months into years on the basis that each month equals 1/12th of one Year of Service.

                     (3) RULE OF PARITY FOR 6 BREAKS IN SERVICE. Notwithstanding the rules set forth in Section 3.38(b)(2), if an Employee has a Break in Service, his employment in any period of employment completed before the Break in Service shall not be aggregated with employment completed after his reemployment if

                              (A)     he terminated employment before his
                              Vested Date and the number of his consecutive Breaks in Service exceeds the greater of (A) 6 or
                              (B) his number of Years of Service completed before his most recent Break in Service, or

                              (B) he had at least two consecutive Breaks in Service (without regard to whether he terminated employment after his Vested Date) and he failed to complete at least one Year of Service following his reemployment.



                                   Section  4

                                 PARTICIPATION
                                 -------------

4.1. GENERAL RULE. Each Eligible Employee shall become a Participant on the first day of the month which immediately follows or is coincident with the date he satisfies the Participation Requirement.

4.2. TRANSFERRED EMPLOYEE. Each individual who is transferred to the employment of an Employer from an Affiliate which is not an Employer pursuant to transfer policies as described in the personnel manuals of the Employer and the Affiliate shall become a Participant on the later of (a) the date of his transfer or (b) the first day of the month coincident with or next following his satisfaction of the Participation Requirement provided he is employed as an Eligible Employee on such date.

 4.3.      REEMPLOYMENT RULE.

           (a) PRIOR SERVICE DISREGARDED. If a former Employee terminates employment before his Vested Date under circumstances such that his prior Years of Service are disregarded on his reemployment under the rules described in Section 3.38(a)(3), then such Employee shall be treated under Section 4.1 as a new Employee.

           (b) PRIOR SERVICE AGGREGATED. If a former Employee is reemployed under circumstances such that his prior Years of Service are aggregated with his Years of Service following reemployment under Section 3.38(a), then he shall begin to participate in accordance with this Section 4.3(b).

                     (1) If he was a Participant prior to his most recent Employment Termination Date, he shall resume participation on the first date following his reemployment that he is an Eligible Employee.

                     (2) If he was not a Participant before his most recent Employment Termination Date, he shall become a Participant on the later of (i) the date on which he becomes eligible to participate under Section 4.1. or
                     (ii) the first date following such reemployment on which he is an Eligible Employee.

4.4. ABSENCE FROM SERVICE. If an Eligible Employee is absent from service during the period which includes the first date on which (but for such absence) he would have become a Participant under Section 4.1 and he subsequently resumes the performance of duties as an Eligible Employee within 12 months after the first date of such absence then he shall become a Participant upon his reemployment retroactive to the date on which he would have become a Participant under Section 4.1.

4.5. PLAN NOT AN EMPLOYMENT CONTRACT. This Plan is not a contract of employment and participation in this Plan shall not give any Employee the right to be retained in the employ of the Plan Sponsor or any Affiliate, nor, upon termination of his employment, to have any interest in the Trust Fund except as expressly provided in this Plan.

4.6.       PRE-1988 AGE LIMITATION.  See Exhibit A.

                                   Section  5

                                    BENEFITS
                                    --------

5.1. NORMAL RETIREMENT BENEFITS. Subject to Exhibit A, a Participant who terminates employment as an Employee on or after his Normal Retirement Age shall be entitled to receive a monthly benefit equal to the greater of

           (a) his "early retirement benefit" under this Plan determined in accordance with Code Section 411(a)(9) and the regulations under Code Section 411(a)(9); or

           (b) his Accrued Benefit determined as of the date he actually terminates employment.

Any benefit determined under this Section 5.1 shall be paid to such Participant in accordance with Section 6 no earlier than his Normal Retirement Date.

5.2.       EARLY RETIREMENT BENEFITS.

           (a) GENERAL. Subject to Exhibit A, a Participant who terminates employment as an Employee on or after his Early Retirement Date and before his Normal Retirement Date shall be entitled to receive a monthly benefit equal to his Accrued Benefit determined as of the date he terminates employment. Payment of such benefit shall be scheduled to commence in accordance with Section 6 as of his Normal Retirement Date, if he is then living.

           (b) EARLY COMMENCEMENT. A Participant who is eligible for a benefit under this Section 5.2 may elect to begin receiving his benefit under this Section 5.2 as of the first day of any calendar month before his Normal Retirement Date; provided (1) his employment actually terminates on or before such date and (2) a properly completed election to begin receiving benefits is filed with the Plan Sponsor within the 90-day period ending on such date. A Participant who has made an election under this Section 5.2 may revoke a previous election and make a new election prior to the date payments were scheduled to commence under the previous election subject to the conditions of the preceding sentence.

           (c) EARLY COMMENCEMENT REDUCTION FACTOR. If the payment of a Participant's benefit under this Section 5.2 begins before his Normal Retirement Date pursuant to an election under Section 5.2(b), then, subject to Exhibit A, such benefit shall be a percentage of the Accrued Benefit which otherwise would be payable to him at his Normal Retirement Date. The percentage shall be determined in accordance with the following table:


                      EARLY COMMENCEMENT REDUCTION FACTOR
                      -----------------------------------

                 PARTICIPANT'S ATTAINED                                 PERCENTAGE OF ACCRUED
                         AGE AT                                               PAYABLE AT
                 ANNUITY STARTING DATE                                  NORMAL RETIREMENT DATE
                 ---------------------                                  ----------------------
                          65                                                    100%
                          64                                                     99%
                          63                                                     97%
                          62                                                     92%
                          61                                                     86%
                          60                                                     80%
                          59                                                     74%
                          58                                                     68%
                          57                                                     62%
                          56                                                     56%
                          55                                                     50%

5.3.       VESTED BENEFITS.

           (a) GENERAL. Subject to Exhibit A, a Participant whose employment as an Employee terminates on or after his Vested Date but before his Early Retirement Date shall be entitled to receive a monthly benefit, which shall be equal to his Accrued Benefit determined as of the date on which his employment terminates. Payment of such benefit shall be scheduled to commence in accordance with Section 6 as of his Normal Retirement Date, if he is then living. Subject to Exhibit A, a Participant whose employment terminates before his Vested Date shall not be entitled to any benefit under this Plan.

           (b) EARLY COMMENCEMENT. A Participant who is eligible for a benefit under Section 5.3(a) and who has completed at least 10 years of Vesting Service may elect to begin receiving his benefit under this Section 5.3 reduced in accordance with Section 5.3(c) as of the first day of any month coinciding with or following the date on which he reaches age 55 and before his Normal Retirement Date; provided (1) his employment actually terminates on or before such date and (2) a properly completed election is filed with the Plan Sponsor within the 90-day period ending on such date. A Participant who has made an election under this Section 5.3(b) may revoke previous election and make a new election prior to the date payments were scheduled to commence under his previous election subject to the conditions of the preceding sentence.

           (c) EARLY COMMENCEMENT REDUCTION. If the payment of a Participant's benefit under this Section 5.3 begins before his Normal Retirement Date pursuant to an election under Section 5.3(b), then, subject to Exhibit A, such benefit shall be the Actuarial Equivalent of the Accrued Benefit which otherwise would be payable to him as of his Normal Retirement Date.

5.4.       DISABILITY RETIREMENT BENEFIT.

           (a) AT NORMAL RETIREMENT DATE. A Participant who becomes totally and permanently disabled, as described in Section 5.4(b), while he is an Eligible Employee and on or after the date on which he completes 10 years of Vesting Service, shall be entitled to receive a monthly disability benefit, the payment of which shall be scheduled to commence in accordance with Section 6 as of his Normal Retirement Date, if he is then living and if such total and permanent disability has been continuous to his Normal Retirement Date. The amount of the monthly benefit under this Section 5.4 shall be equal to his Accrued Benefit determined as of his Normal Retirement Date based on the following assumptions:

                     (1) his Covered Compensation determined as of the date his employment terminates by reason of disability,

                     (2) the Benefit Service which he would have completed as of his Normal Retirement Date if his Benefit Service had continued to such date, and

                     (3) the Average Compensation which he would have had at his Normal Retirement Date if he had continued to receive annual Compensation after his employment terminates by reason of disability and through his Normal Retirement Date equal to his actual Compensation (i) for the last calendar year before the date his employment terminates by reason of disability or (ii) for the calendar year in which his employment terminates by reason of disability, whichever is greater.

           (b) DEFINITION OF TOTAL AND PERMANENT DISABILITY. A Participant shall be considered to be totally and permanently disabled for purposes of this Plan if he suffers a physical or mental impairment which (1) qualifies him for a monthly disability insurance benefit under the Social Security Act,

           (2) wholly prevents him from holding any substantially gainful employment and (3) which can be expected to result in death or to be of long continued and indefinite duration.

           A Participant shall not be considered to be totally and permanently disabled for purposes of this Plan, however, if the Plan Sponsor determines that his disability is a result of any of the following:

                     (i) injury or disease sustained by the Participant while willfully participating in acts of violence, riots, civil insurrections or while committing a felony;

                     (ii) injury or disease sustained by the Participant while serving in any armed forces or as the result of warfare or any act of war, declared or undeclared unless the Plan Sponsor determines that such injury or disease was sustained while performing services as an Employee;

                     (iii) injury or disease sustained by the Participant while working for a person other than an Affiliate and arising out of such work; or

                     (iv)     intentional, self-inflicted injury.

           (c) PROOF OF DISABILITY. The Participant shall provide evidence that he is eligible for disability benefits under the Social Security Act that such eligibility is retroactive to the date his employment terminates and that he continues to be eligible for such disability benefits through his Annuity Starting Date or his date of death, if earlier. Such proof must be provided as soon as practical after the Participant is determined eligible for Social Security disability benefits and prior to payment of any benefits under this Plan. The decision of the Plan Sponsor as to the existence and continuation of a total and permanent disability shall be final and binding.

           (d) EARLY COMMENCEMENT. A Participant who is eligible for a benefit under Section 5.4(a) and continues to be so disabled through the date which would have been his Early Retirement Date (if he had continued to be employed as an Employee) may elect in writing to begin receiving his benefit under this Section 5.4 as of the first day of any month coinciding with or following the date which would have been his Early Retirement Date and before his Normal Retirement Date; provided a properly completed election is filed with the Plan Sponsor within the 90-day period ending on such date. If a disabled Participant elects early commencement of his benefit under this Section 5.4(d), the amount of such benefit shall be based on the following:

                     (1) his Covered Compensation determined as of the date his employment terminates by reason of disability,

                     (2) the Benefit Service which he would completed as of his Annuity Starting Date under this Section 5.4(d) if his Benefit Service had continued to the date of early commencement, and

                     (3) the Average Compensation which he would have had as of his Annuity Starting Date under this Section 5.4(d) if he had continued to receive annual Compensation after his employment terminates by reason of disability and through the date of early commencement equal to his actual Compensation (i) for the last calendar year before the date his employment terminates by reason of disability or
                     (ii) for the calendar year in which his employment terminates by reason of disability, whichever is greater.

           If the payment of a Participant's benefit under this Section 5.4 begins before his Normal Retirement Date pursuant to an election under this Section 5.4(d), such benefit shall be subject to the applicable early commencement percentage reduction factor set forth in Section 5.2(c).

           (e) SURVIVOR BENEFITS. No survivor benefits shall be payable on behalf of a disabled Participant who dies prior to his Annuity Starting Date unless and to the extent preretirement survivor benefits are payable on behalf of such Participant under Section 7.

           (f) TERMINATION OF DISABILITY. If a Participant's total and permanent disability ceases prior to his Annuity Starting Date for any reason other than death, and if the Participant returns or offers to return to the employment of an Employer or an Affiliate within 90 days after his disability ceases, then, for purposes of determining his eligibility to receive benefits under the Plan upon his subsequent termination of employment and the amount of such benefits, the period during which he was totally and permanently disabled shall be included in his Benefit Service and he shall be treated as if he had received annual Compensation during such period equal to his actual Compensation (i) for the last calendar year before the date his employment terminates by reason of disability or
           (ii) for the calendar year in which his employment terminates by reason of disability, whichever is greater.

           If such Participant does not return or offer to return to the employment of an Employer or an Affiliate within such 90-day period, his eligibility to receive benefits and the amount of such benefits, if any, shall be determined as if his employment had terminated (on the date his employment terminated as a result of such disability) for reasons other than disability.

5.5.       SUSPENSION OF BENEFITS.

           (a) REEMPLOYMENT. The payment of benefits to a Participant under this Plan (before or after the Participant's Normal Retirement
           Age) shall be suspended subject to the terms and conditions of this
           Section 5.5 if, and as of the date, the Participant is reemployed as a full-time Employee (as determined in accordance with the payroll records of the Employer). In the case of a Participant who was reemployed as a full-time Employee and whose benefits were temporarily suspended prior to August 1, 1991, the Committee shall provide written notice of such suspension as described in Section 5.5(c) to each such Participant during the month of August 1991 and the Committee shall make the adjustment provided in Section 5.5(d) for such Participant as of the date he actually retires for each calendar month in which the Participant's benefits were temporarily suspended.

           If the Participant is not classified on the payroll as a full-time Employee upon such reemployment, the benefit payable to the Participant shall continue to be paid uninterrupted as adjusted in accordance with Section 5.6(d).

           (b) CONTINUED EMPLOYMENT. If a Participant continues to work as a full-time Employee after the Participant's Normal Retirement Age, payment of the Participant's benefits under this Plan shall be suspended subject to the terms and conditions of this Section 5.5 while the Participant is so employed, and such suspension shall commence as of the Participant's Normal Retirement Date. In the case of a Participant who continued to work as a full-time Employee after his Normal Retirement Age and whose benefits were temporarily suspended prior to August 1, 1991, the Committee shall provide written notice of such suspension as described in Section 5.5(c) to each such Participant during the month of August 1991 and the Committee shall make the adjustment provided in Section 5.5(d) for such Participant as of the date he actually, retires for each calendar month in which the Participant's benefits were temporarily suspended.

           The benefit of each Participant who continues to work as an Employee after the Participant's Normal Retirement Age but who is not classified as a full-time Employee automatically shall be determined and payment shall commence to the Participant as of the Participant's Normal Retirement

           Date.  Such benefit shall thereafter be adjusted in accordance with
           Section  5.6(d).

           If the employment status of a Participant who is receiving annuity benefits under this Plan and who is classified as other than a full-time Employee changes to that of a Participant who is classified as a full-time Employee, then notice shall be provided to such Participant as described in Section 5.5(c) and his benefits shall be suspended subject to the terms and conditions of this
           Section 5.5 while the Participant is so employed. Alternatively, if the employment status of a Participant who is classified as a full-time Employee and whose benefits are suspended under this
           Section 5.5 changes to that of an other than full-time Employee, then benefit payments shall commence to such Participant as soon as practicable after the Plan Sponsor receives notice of such change and such benefit shall thereafter be adjusted in accordance with
           Section 5.6(d).

           (c) SUSPENSION NOTICE. The Committee shall provide written notice to each Participant whose benefits are suspended under this
           Section 5.5 by personal delivery or by first class mail during the first calendar month in which such benefits are suspended. Such notice shall be based on the applicable requirements set forth in the Department of Labor regulations under ERISA Section 203.

           (d)       ACTUARIAL ADJUSTMENT FOR CERTAIN MONTHS.

                     (1) FOLLOWING RECEIPT OF SUSPENSION NOTICE. If a Participant's benefits are suspended for any month following receipt of suspension notice described in
                     Section 5.5(c) and the Participant received compensation for employment on less than 8 days in such month, then the benefits payable to him when benefits commence or recommence shall be increased by the Actuarial Equivalent of the benefit which would have been payable to the Participant during such month as a result of his prior retirement or, if he continued in employment after his Normal Retirement Age, the benefit which would have been payable if he had begun receiving benefits on his Normal Retirement Date.

                     No such adjustment shall be made for any Participant under this Section 5.5(d)(1) unless such Participant notifies the Plan Sponsor that an adjustment is due for such months and the Plan Sponsor actually receives such notice.

                     (2) PRIOR TO RECEIPT OF SUSPENSION NOTICE. If a Participant's benefits are suspended in any month prior to his Normal

                     Retirement Age and the Participant did not receive the suspension notice described in Section 5.5(c) during or prior to such month, then the benefits payable to him when benefits commence or recommence shall be increased by the Actuarial Equivalent of the benefits which otherwise would have been payable to him as a result of his prior retirement during the months prior to receipt of such notice and prior to his Normal Retirement Age. If a Participant's benefits are suspended in any month after his Normal Retirement Age and the Participant did not receive the notice described in Section 5.5(c) during or prior to such month, then the benefit payable to him when benefits commence or recommence shall be equal to the greater of (i) his Accrued Benefit determined as of such date (calculated in accordance with Section 5.6 if applicable) as adjusted in accordance with this Section 5.5(d) or (ii) his Accrued Benefit determined as of his Normal Retirement Date actuarially adjusted in accordance with the factors set forth in Section 5.5(d)(3) to the date such benefits first commence or recommence.

                     (3) ACTUARIAL EQUIVALENCE. Actuarial Equivalence shall be determined as of the date as of which benefits commence or recommence following a suspension using the interest rate in Section 3.2(b)(1) and the mortality table described in Section 3.2(a).

5.6. CALCULATION OF ADDITIONAL ACCRUED BENEFIT FOLLOWING INITIAL COMMENCEMENT OF BENEFITS.

           (a) GENERAL. Except as provided in Section 5.6 below, the Accrued Benefit attributable to any period of employment following commencement of benefits shall be calculated by reducing (1) the Participant's Accrued Benefit attributable to his total Benefit Service and Average Compensation determined as of the date benefits are scheduled to recommence or the date as of which an adjustment to such benefit is made by (2) the Accrued Benefit determined as of the immediately preceding benefit commencement date.

           (b) ANNUITY-BENEFITS SUSPENDED. If the Accrued Benefit determined as of the immediately preceding benefit commencement date was paid in the form of an annuity, the Accrued Benefit payable upon recommencement shall be the sum of (1) the Accrued Benefit payable at the immediately preceding benefit commencement date reduced by any early commencement reduction factors applicable to such earlier commencement date, (2) the additional Accrued Benefit payable as a result of employment following such benefit commencement calculated in accordance with Section 5.6(a) reduced by applicable early commencement reduction factors as of the date of recommencement and (3) any adjustment required under Section 5.5(d).

           Such Accrued Benefit shall be paid upon his subsequent retirement or when benefits commence as a result of his employment as other than a full-time Employee or his reaching age 70 1/2. The form of benefit shall be determined in accordance with Section 6.1(a) unless the Participant elects, in accordance with the election procedures set forth in Section 6.2, to receive an optional form.

           (c) LUMP SUM - BENEFITS SUSPENDED. If the Accrued Benefit determined as of the immediately preceding benefit commencement date was paid in a lump sum before August 1, 1991 and such Participant was reemployed before August 1, 1991, then the Accrued Benefit payable on recommencement shall be the sum of (1) the additional Accrued Benefit calculated in accordance with Section 5.6(a) reduced by applicable early commencement reduction factors and (2) any adjustment required under Section 5.5(d). Such benefit shall be paid upon his subsequent retirement or when benefits commence as a result of his employment as other than a full-time Employee or his reaching age 70 1/2. The form of benefit shall be determined under
           Section 6.1(a) unless the Participant elects in accordance with the election procedures set forth in Section 6.2, to receive an optional form.

           (d) ADJUSTMENT WHERE BENEFITS NOT SUSPENDED. If a Participant is reemployed or continues in employment after his Normal Retirement Age and his benefits are not suspended, then his additional Accrued Benefit shall be calculated as of December 31 following his Normal Retirement Age in accordance with Section 5.6(a) to reflect any additional accruals since the date as of which his benefit was last determined. Such additional Accrued Benefit shall be paid or begin to be paid in January following such December 31. Such additional Accrued Benefit shall be paid in the same form as the benefit which was not suspended assuming the Participant's spouse properly consented to the form of the benefit currently being paid (or, in the case of a lump sum, which was previously paid before August 1, 1991 and such Participant was reemployed before August 1, 1991) to such Participant in accordance with the procedures set forth in
           Section 6.2, if applicable, on or after the Participant reached Normal Retirement Age. Otherwise, such adjustment shall be paid in accordance with Section 6.1(a) unless the Participant elects in accordance with the election procedures set forth in Section 6.2 to have the adjustment paid in the same form as the benefit which was not suspended.

           (e) CERTAIN LUMP SUM PAYMENTS. If a Participant received a lump sum distribution after July 31, 1991 as a result of his termination of employment and he is thereafter reemployed as an Eligible Employee or if a Participant received a lump sum distribution before August 1, 1991 as a result of his termination of employment but is reemployed as an Eligible Employee after July 31, 1991, then he shall be treated as a new Participant for purposes of determining his Accrued Benefit following his reemployment.



                                   Section  6

                             BENEFIT PAYMENT FORMS
                             ---------------------

6.1.       NORMAL PAYMENT FORMS.

           (a) ANNUITIES. Except as provided in Section 6.1(b) and unless a Participant otherwise elects in accordance with Section 6.2, a Participant's entire nonforfeitable benefit under the Plan attributable to employer and employee contributions shall be paid

                     (1) in the form of a single life annuity option (as described in Section 6.3(b)(1)) to a Participant who does not have a Spouse on his Annuity Starting Date, or

                     (2) subject to Exhibit A, in the form of a 50% joint and survivor annuity option (as described in Section 6.3(b)(3)) to the Participant if the Participant has a Spouse on his Annuity Starting Date.

           (b) LUMP SUM CASH OUT. If the Actuarial Equivalent single sum value of a Participant's entire nonforfeitable benefit under this Plan attributable to employer and employee contributions as determined either (1) as soon as practicable after he terminates employment and the Plan Sponsor receives all of the data necessary to make the calculation or (2) as of his Annuity Starting Date is $3500 or less, then, the Plan Sponsor shall direct the immediate payment of the Actuarial Equivalent single sum value of such benefit in a single sum in cash as soon as practicable after the date his employment terminates or, if applicable, as of his Annuity Starting Date in lieu of any other benefit under this Plan.

           If the Actuarial Equivalent lump sum value of a Participant's nonforfeitable benefit under the Plan attributable to employer and employee contributions is zero as of the date he terminates employment, he shall be deemed to have received a distribution of such nonforfeitable benefit when he terminates employment.

           If an individual is deemed to receive a distribution under this
           Section 6.1(b), his forfeited employer derived benefit automatically shall be restored if he is reemployed as an Eligible Employee before he incurs 6 consecutive Breaks in Service.

           (c)       EMPLOYEE CONTRIBUTIONS.  See Exhibit A.

6.2.       ELECTION PROCEDURES AND TIMING.

           (a) GENERAL. Subject to Section 6.2(b), a Participant who is eligible for an annuity form of a benefit under Section 6.1(a) may elect on a properly completed form delivered to the Plan Sponsor at any time within the 90-day period ending on his Annuity Starting Date to have his benefit paid in one of the Actuarial Equivalent optional benefit payment forms described in Section 6.3 or, if applicable, Exhibit A.

           (b) PROCEDURES AND SPOUSAL CONSENT. The Plan Sponsor shall (consistent with the regulations under Code Section 417) furnish to each Participant no less than 30 days and no more than 90 days before his Annuity Starting Date such written explanation of the normal payment forms, the optional payment forms and the Participant's rights under Code Section 401(a)(11), Section 411(a)(11), and Section 417 as may be required under such sections.

           Any such election or revocation of an election under this Section
           6.2 shall be made by delivering the properly completed form provided for this purpose to the Plan Sponsor, and the last properly completed form delivered to the Plan Sponsor before the end of the 90-day period described in Section 6.2(a) shall control, the payment of benefits under this Plan. A Spouse's properly executed and notarized consent to the payment of Plan benefits in one of the optional payment arrangements shall be irrevocable with respect to such Spouse under this Plan.

           (c) TIMING. The payment of a Participant's benefit shall be made as of his Normal Retirement Date unless the Participant properly elects early commencement of such benefit under Section 5 or Exhibit A. Actual payment of the Participant's benefit shall begin as soon as practicable after the Participant's Annuity Starting Date and in no event later than 60 days after the end of the Plan Year in which he or she reaches Normal Retirement Age provided he or she actually retired on or before such date.
           Payments which do not actually commence on the Participant's Annuity

           Starting Date shall be adjusted so that the first payment includes all amounts due through the date of such payment.

           If a Participant does not retire or terminate employment on or before his "required beginning date," actual payment of his or her benefits shall begin no later than his "required beginning date."

           (d) REQUIRED BEGINNING DATE. Except as otherwise provided in this Section 6.2(d), a Participant's "required beginning date" shall be the April 1 following the calendar year in which he reaches age 70 1/2.

           Notwithstanding the foregoing, if a Participant attained age 70 1/2 prior to January 1, 1988 and was not a "5%-owner" (as described in Code Section 416(i)) at any time during the Plan Year ending in the calendar year in which he reaches age 66 1/2 or any subsequent year, his "required beginning date" shall be the April 1 immediately following the end of the Plan Year in which he or she actually retires or first becomes a 5%-owner, whichever comes first.

6.3.       DESCRIPTION OF OPTIONS.

           (a)       ACTUARIAL EQUIVALENT AND OTHER SPECIAL RULES.

                     (1) ACTUARIAL EQUIVALENT. The amount payable under an optional payment arrangement under this Section 6.3, shall be equal to the Actuarial Equivalent of the benefit to which the Participant otherwise would be entitled in the single life annuity form described in Section 6.3(b)(1).

                     (2) MINIMUM INCIDENTAL DEATH BENEFIT RULE. No optional payment arrangement may be selected if the value of the payments to the Participant under such option (determined as of the Annuity Starting Date) would not comply with the minimum distribution requirements of Code
                     Section 401(a)(9)(G) and the regulations under that section.

                     (3) DEATH. A benefit shall be paid in accordance with the terms of any validly elected option, provided that an election under which the life expectancy of the Participant's designated Beneficiary is used to calculate the amount of the benefit shall be void, and the Participant shall be entitled to make another election, if his designated Beneficiary dies before the Participant's Annuity Starting Date.

                     (4) RECOMPUTATION OF PERIOD CERTAIN. Any period certain shall be reduced to equal the life expectancy of the Participant (or, if greater, the joint life expectancy of the Participant and his designated Beneficiary) as determined in accordance with Code Section 401(a)(9) as of his Annuity Starting Date if such life expectancy or joint life expectancy is less than the period selected.

           (b) PAYMENT OPTIONS. The following optional payment forms are available to a Participant after Normal Retirement Age or after age 55 with at least 10 years of Vesting Service.

                     (1) SINGLE LIFE ANNUITY OPTION -- means a monthly benefit payable only during the lifetime of the Participant.

                     (2) 10 YEAR PERIOD CERTAIN AND CONTINUOUS ANNUITY OPTION -- means a reduced monthly benefit (relative to Section 6.3(b)(1)) which shall be payable during the lifetime of the Participant and shall, if the Participant dies within 10 years of his Annuity Starting Date, continue to be paid to his designated Beneficiary for the balance of such 10-year period.

                     (3) JOINT AND SURVIVOR ANNUITY OPTION -- means a reduced monthly benefit (relative to Section 6.3(b)(1)) which shall be payable during the lifetime of the Participant and shall continue to be paid after the death of the Participant to the person designated as his Beneficiary, if such Beneficiary survives him, in an amount equal to 100% or 50% of the monthly benefit payable during the lifetime of the Participant, (as the Participant shall designate) for such Beneficiary's lifetime. Unless a married Participant and such Participant's Spouse elect otherwise in accordance with
                     Section 6.2 and subject to Exhibit A, a married Participant's Beneficiary shall be such Participant's Spouse and the normal form of the benefit payable to such Participant automatically shall be the 50% survivor option.

                     (4)      LUMP SUM OPTION -- means a single sum
                     distribution.

           (c)       OTHER PAYMENT OPTIONS.  See Exhibit A.

           (d) DIRECT ROLLOVER. Effective January 1, 1993, a Participant or "distributee" may elect at any time to have any portion of an "eligible rollover distribution" paid in a direct rollover to the trustee or custodian of an "eligible retirement plan" specified by the Participant or distributee, whichever is applicable. Payment of a direct rollover in the form of a check payable to the trustee or custodian of an eligible retirement plan, for the benefit of the Participant or distributee, may be mailed to the Participant or distributee. For purposes of this
           Section 6.3(d), the following terms shall have the following meanings:

                     (1) "Distributee means a surviving spouse or a spouse or former spouse who is an alternative payee under a Qualified Domestic Relations Order defined in section 414(p) of the Code.

                     (2) "Eligible retirement plan" means an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in
                     section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code that accepts an eligible rollover distribution; provided that if the distributee is a surviving spouse, an eligible retirement plan means an individual retirement account or individual retirement annuity.

                     (3) "Eligible rollover distribution" means any distribution of a Participant's nonforfeitable benefit in a lump sum payment.

6.4. BENEFICIARY. Subject to Section 6.2(b), each Participant shall, on a form provided for this purpose by the Plan Sponsor, (1) designate a person or persons as his Beneficiary to receive any benefits payable in the event of the death of the Participant under any optional form of benefit payment selected by the Participant and (2) designate a secondary Beneficiary to receive benefits, if any, payable under an optional payment form which provides a guaranteed period of payments.

A Participant may, from time to time and subject to Section 6.2(b), change his Beneficiary by written notice to the Plan Sponsor, and upon receipt by the Plan Sponsor of such change the rights of all previously designated Beneficiaries to receive any benefits under this Plan shall cease; provided that if the optional form of payment provides a lifetime annuity to the surviving Beneficiary, such Beneficiary may not be changed after the Annuity Starting Date. If the Participant dies before his entire benefit has been distributed to him under a Period Certain Annuity, payments shall be made to his Beneficiary at least as rapidly as the method of distribution to the Participant. If a Participant dies before he has received his benefit attributable to his contributions, if any, under this Plan, the entire benefit payable to a Beneficiary shall be distributed by December 31 of the calendar year which includes the fifth anniversary of the Participant's death.

6.5. NO ESTOPPEL OF PLAN. No person is entitled to any benefit under this Plan except and to the extent expressly provided under this Plan. The fact that payments have been made from this Plan in connection with any claim for benefits under this Plan does not (i) establish the validity of the claim, (ii) provide any right to have such benefits continue for any period of time, or
(iii) prevent the Plan from recovering the benefits paid to the extent that the Plan Sponsor determines that there was no right to payment of the benefits under this Plan or that there was a mistake in the calculation of benefits under this Plan. Thus, if a benefit is paid under this Plan and it is thereafter determined by the Plan Sponsor that such benefit should not have been paid, or that such benefit was overpaid (whether or not attributable to an error by the Participant, the Plan Sponsor or any other person), then the Plan Sponsor may take such action as the Plan Sponsor deems necessary or appropriate to remedy such situation, including, without limitation, deducting the amount of any overpayment theretofore made to or on behalf of such Participant from any succeeding payments to or on behalf of such Participant or from instituting legal action to recover such overpayments. Conversely, if a benefit is not paid under this Plan and it is thereafter determined by the Plan Sponsor that a benefit should have been paid, or if a benefit is underpaid under this Plan and it is thereafter determined by the Plan Sponsor that such benefit was underpaid, any succeeding benefits payable shall be adjusted to correct such underpayment.

6.6.       CLAIMS FOR BENEFITS.  Except as provided in Section  6.1(b) and
Section 7.1(d), no benefit shall become payable under this Plan unless and until a claim for such benefit is submitted to the Plan Sponsor on a form provided for that purpose by the Participant, Spouse, or Beneficiary entitled to receive such benefit unless the Plan Sponsor determines that a delay might violate the distribution deadlines set forth in Code Section 401(a)(9) and the Plan Sponsor has sufficient information (in the judgment of the Plan Sponsor) to cause the payment of such benefit absent such claim. All claims shall be filed, reviewed and, if applicable, appealed in accordance with the summary plan description for this Plan as in effect from time to time.



                                   Section  7

                                SURVIVOR BENEFIT
                                ----------------

7.1.       PRERETIREMENT SURVIVOR BENEFIT FOR MARRIED PARTICIPANTS.

           (a) GENERAL. If a Participant dies after his Vested Date but before his Annuity Starting Date, a monthly survivor benefit shall (subject to the terms and conditions of this Section 7.1) be payable on his behalf to the person, if any, who is his Spouse and who survives the Participant, provided such person has been legally married to the Participant for the 12-consecutive month period ending on his date of death and such person is not eligible for a benefit under Section 7.2. The benefit, if any, payable under this Section 7.1 shall equal the monthly survivor benefit which would have been payable to such Spouse as if such Participant had

                     (1) retired or terminated his employment on the earlier of (A) his date of death or (B) except for a disabled Participant who remains totally and permanently disabled as described in Section 5.4 through his date of death, his most recent Employment Termination Date;

                     (2) elected to commence receiving his benefit, as of the date payments are scheduled to commence to his Spouse under Section 7.1(c)(1) or, if such Spouse elects early commencement, the date so elected under Section 7.1(c)(2);

                     (3) elected to have his benefits paid in the form of the 50% joint and survivor annuity option (as described in Section 6.3(b)(3)); and

                     (4)      died before his Annuity Starting Date.

(b)       EXCLUSIONS.  No survivor benefit shall be payable under this Section
          7.1

                     (1) on behalf of any Participant who dies before his Vested Date or after his Annuity Starting Date; or

                     (2) to any person (i) who is not the Participant's Spouse on his date of death, (ii) who has not been legally married to the Participant for the 12-consecutive month period ending on his date of death, (iii) who is not living on the date as of which the payment is scheduled to commence under Section 7.1(c) or (iv) who is eligible for a benefit under Section 7.2.

           (c)       COMMENCEMENT.

                     (1) NORMAL. Subject to Section 6.6, if a Spouse is eligible for a survivor benefit under Section 7.1(a), payment of such benefit shall be scheduled to commence as of the later of (i) the date which would have been the deceased Participant's Normal Retirement Date (if he had survived) or (ii) the first day of the calendar month following his date of death.

                     (2) EARLY. A Spouse who is eligible for a benefit under Section 7.1(a) may file with the Plan Sponsor a written request that payment of such benefit commence before the applicable date described in Section 7.1(c)(1). Payment to such Spouse may commence as of

                              (i) the first date (following his death) as of which the deceased Participant would have been eligible (if he had survived), to begin receiving benefits under Section 5, or

                              (ii)  the first day of any calendar month
                              thereafter.

           In order to elect early commencement, such Spouse must file an election under this Section 7.1(c)(2) within the 90-day period ending on the date as of which the spouse desires the Participant's survivor benefit to commence or, if the Participant died after age 55 and the Spouse elects to commence receiving benefits as of the earliest possible date, within a reasonable period of time (as determined by the Plan Sponsor) following the Participant's date of death.

           (d) LUMP SUM. If the Actuarial Equivalent single sum value of the survivor benefit payable to a surviving Spouse under Section 7.1(a) is $3500 or less, then payment of such survivor benefit automatically shall be paid to such Spouse in a single sum in cash as soon as practicable after the Participant's date of death. If the Actuarial Equivalent single sum value of a survivor benefit exceeds $3500, the surviving Spouse may file with the Plan Sponsor a written request (made in a manner which satisfies Code Section 417 and within the time period set forth in Section 7.1(c)(2)) that such benefit be paid in a single sum as of the earliest possible benefit commencement date under Section 7.1(c), and such benefit shall be paid to such Spouse in such a single sum as of such date. For purposes of this Section 7.1(d), the single sum value of the survivor benefit shall be determined as soon as practicable after the Participant's death and the Plan Sponsor receives all of the data necessary to make such calculation.

7.2. PRERETIREMENT SURVIVOR ANNUITY FOR PARTICIPANTS WHO TERMINATE EMPLOYMENT AFTER 55 OR ARE DISABLED.

           (a) GENERAL. If a Participant should die before his Annuity Starting Date either

                     (1) while he is an Employee, but after his Early Retirement Date, or

                     (2) while he is totally and permanently disabled as described in Section 5.4, but after his termination of employment by reason of such disability and after attaining age 55 then a monthly survivor benefit shall (subject to the terms and conditions of this Section 7.2) be payable on his behalf to the person, if any, who is his Spouse and who survives the participant; provided such Spouse has been legally married to the Participant throughout the 12-consecutive month period ending on his date of death.

           (b) AMOUNT. The monthly amount of the survivor annuity payable under this Section 7.2 shall be equal to the monthly survivor benefit which would have been payable to such Spouse under
           Section 7.1(a) if the Participant had elected the 100% Joint and Survivor Annuity Option under Section 6.3(b)(3) and designated his Spouse as his Beneficiary.

           (c) EXCLUSIONS. No survivor benefit shall be payable under this Section 7.2

                     (1) on behalf of any Participant who is not described in Section 7.2(a), or

                     (2) to any person (i) who is not the Participant's Spouse on his date of death, (ii) who has not been legally married to the Participant for the 12-consecutive month period ending on his date of death or (iii) who is not living as of the date as of which payment is scheduled to commence under this Section 7.2.

           (d) COMMENCEMENT. Subject to Section 6.6, the benefit payable under this Section 7.2 shall be payable at the same time as the benefit payable under Section 7.1 and shall be subject to the single sum distribution rules of Section 7.1(d).

7.3. NO POST RETIREMENT SURVIVOR BENEFITS. No survivor benefit shall be payable under this Plan on behalf of a Participant if he dies after his Benefit Commencement Date unless such benefit is called for under the form of benefit payable to such Participant under Section 6 or Exhibit A as of his date of death.

                                   Section  8

                                  PLAN FUNDING
                                  ------------

8.1. CONTRIBUTIONS. During the continuation of this Plan and after 1982, the Employers shall pay all costs of this Plan in such amounts and at such times as may be recommended by the Plan's actuary in accordance with a funding method and policy established by the Plan Sponsor which (1) is consistent with the objectives of this Plan and (2) is designed to pay the normal costs of this Plan and to amortize the unfunded past service liability under this Plan over a period of time not longer than is permitted by law. Except as otherwise required under Title IV of ERISA, no Employer shall have any obligation whatsoever to make contributions or otherwise provide for unfunded benefits after this Plan has been terminated or contributions have been discontinued. Forfeitures arising under this Plan shall be applied to reduce the costs of this Plan and shall not operate to increase the benefits otherwise payable to Participants.

8.2. TRUST FUND. The Employers shall pay all contributions to the Trustee, and the Trustee shall hold, invest, manage and distribute such contributions and the increment earnings thereon as the Trust Fund, in accordance with the Trust Agreement, for the exclusive benefit of Participants and their beneficiaries. All of the assets of the Trust Fund shall be available on an on-going basis to pay any of the liabilities of this Plan.

8.3.       PROHIBITION AGAINST REVERSION

           (a) Except as provided in Section 8.3(b), no Employer shall have any present or prospective right, claim, or interest in the Trust Fund or in any contribution made to the Trustee prior to the satisfaction of all liabilities of this Plan with respect to Participants and Beneficiaries. Upon satisfaction of all liabilities to Participants and Beneficiaries, the Employers shall be entitled to a reversion as described in Section 11.3 if this Plan is terminated. For this purpose, the term "liabilities" shall mean benefits actually accrued as of the date of the termination. This Section 8.3 shall not be amended or revoked in any manner whatsoever to the end that any part of the corpus or income of the Trust Fund may be used for or converted for purposes other than for the exclusive benefit of such persons prior to the satisfaction of all liabilities with respect to such persons.

           (b) Upon direction of the Plan Sponsor, contributions by an Employer shall be returned by the Trustee, if and to the extent such a return is permitted by law, under the following circumstances:

                     (1) A contribution which is made by an Employer by a mistake of fact shall be returned to the Employer within one year after the payment of such contribution.

                     (2) A contribution shall be returned to the contributing Employer within one year after the date of denial of the initial qualification of this Plan, all such contributions being hereby conditioned upon continued qualification of this Plan under Code Section 401.

                     (3) A contribution shall be returned to the contributing Employer to the extent that a deduction for such contribution is disallowed under Code Section 404, within one year after the disallowance, all such contributions being hereby conditioned upon being deductible under Code Section 404.

           An Employer entitled to the return of a contribution in accordance with this Section 8.3(b) may in its discretion waive such right by submitting written notice of such waiver to the Plan Sponsor.



                                   Section  9

                       NAMED FIDUCIARIES AND PLAN SPONSOR
                       ----------------------------------

9.1. NAMED FIDUCIARIES. The Plan Sponsor shall be the "named fiduciary" responsible for the control, management and administration of this Plan.

9.2. ALLOCATION AND DELEGATION BY NAMED FIDUCIARIES. The Plan Sponsor may by written instrument filed with the records of this Plan, designate a person who is not a Named Fiduciary to carry out any of its responsibilities under this Plan, other than the responsibilities of the Trustee in the management and control of the Trust Fund; provided, however, that no such allocation or designation shall be effective as to any other person until such other person has consented in writing to such designation.

9.3. ADVISERS. The Plan Sponsor, or a person designated by the Plan Sponsor to perform any responsibility of the Plan Sponsor pursuant to the procedure described in Section 9.2, may employ one or more persons to render advice with respect to any responsibility the Plan Sponsor has under this Plan or such person has by virtue of such designation.

9.4. DUAL FIDUCIARY CAPACITIES. Any person may serve in more than one fiduciary capacity with respect to this Plan, and a fiduciary may be a Participant provided such person otherwise satisfies the requirements for participation under this Plan.

9.5.       PLAN SPONSOR POWER AND DUTIES.

           (a) GENERAL. The Plan Sponsor or its delegate shall have the exclusive responsibility and complete discretionary authority to control the operation, management and administration of this Plan, with all powers necessary to enable it properly to carry out such responsibilities, including (but not limited to) the power to construe this Plan and the Trust Agreement, to determine eligibility for benefits, to resolve all interpretive, operational, equitable and other questions that arise under this Plan, to designate another person as the ERISA "plan administrator" for the Plan and to settle disputed claims. The decisions of the Plan Sponsor on all matters within the scope of its authority shall be final and binding upon all parties to this instrument, Participants, their Spouses and Beneficiaries.

           (b) RECORDS. All acts and determinations of the Plan Sponsor or its delegate shall be duly recorded and all such records, together with such other documents as may be necessary for the administration of this Plan, shall be preserved in the custody of the Plan Sponsor.

           (c) INFORMATION. Each Employer shall supply the Plan Sponsor with complete and timely information regarding employment data for each Employee and Participant including, but not limited to, his Compensation, date of death or other termination of employment and such other information as may be required by the Plan Sponsor.

           (d) RELIANCE. The officers and directors of each Employer shall be entitled to rely upon all information and data contained in any certificate or report or other material prepared by any accountant, attorney or other consultant or adviser selected by the Plan Sponsor to perform services on behalf of this Plan.

           (e) EXPENSES. All reasonable and proper expenses of this Plan and the Trust Fund, including investment advisory fees and the Trustee's fees as agreed upon by the Plan Sponsor and the Trustee, shall be paid from the Trust Fund by the Trustee unless (1) the payment of such expense would constitute a "prohibited transaction" within the meaning of ERISA Section 406 or Code Section 4975 or
           (2) the Plan Sponsor pays such expenses.  The

           Plan Sponsor may seek reimbursement of any expense which is properly payable by the Trust Fund.



                                  Section  10

                             TRUST FUND AND TRUSTEE
                             ----------------------

The Trust Fund shall be held, administered, controlled and invested by the Trustee subject to the terms of the Trust Agreement for the exclusive benefit of Participants and Beneficiaries.



                                  Section  11

                      TERMINATION, AMENDMENT AND ADOPTION
                      -----------------------------------

11.1. RIGHT TO TERMINATE. The Plan Sponsor expects this Plan to be continued indefinitely but, of necessity, reserves the right to terminate this Plan or to partially terminate this Plan at any time by action of the Board. Subject to the consent of the Plan Sponsor, an Employer at any time may terminate its participation in this Plan by action of its board of directors and thereby terminate the accrual of benefits under this Plan for its Employees.

11.2. FULL VESTING UPON TERMINATION. Should this Plan be terminated or partially terminated under this Section 11, the Accrued Benefit of each affected Participant who is an Employee on the effective date of such termination or partial termination shall immediately become fully vested and nonforfeitable, subject to the sufficiency of the assets of the Trust Fund to provide such benefits and subject to the provisions of Section 11.3 regarding the allocation of such assets among such benefits.

11.3. ALLOCATION OF ASSETS. Upon a complete termination of this Plan, the Plan Sponsor shall direct the Trustee to allocate the net assets of the Trust Fund among the affected participants and beneficiaries in accordance with ERISA
Section  4044.

After all the liabilities of this Plan to such Participants and Beneficiaries have been satisfied, any residual assets of the Trust Fund shall be distributed to the Plan Sponsor and the Plan Sponsor shall distribute such residual assets (less the amount of any excise tax on such residual assets) among the Employers in accordance with the Plan Sponsor's directions. For this purpose, the term "liabilities" shall mean benefits actually accrued as of the date of the termination.

11.4. MERGER, CONSOLIDATION AND TRANSFER OF ASSETS OR LIABILITIES. In the case of any merger or consolidation of this Plan with, or transfer of assets or liabilities of this Plan to, any other plan, each Participant shall, if such plan then terminated, be entitled to receive a benefit which immediately after the merger, consolidation, or transfer is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated).

11.5. AMENDMENT. The Plan Sponsor shall have the right at any time and from time to time to amend this Plan in any respect by action of its Board. However, no amendment shall be made which would divert any of the assets of the Trust Fund to any purpose other than the exclusive benefit of participants and beneficiaries and no amendment shall eliminate or reduce an early retirement subsidy or eliminate an optional form of benefit except to the extent permissible under Code Section 411(d)(6).



                                  Section  12

                        RESTRICTIONS ON CERTAIN BENEFITS
                        --------------------------------

12.1. LIMITATIONS ON ANNUAL BENEFIT. Effective for the 1987 Plan Year and thereafter, notwithstanding any provision of the Plan to the contrary, the annual benefit paid to or on behalf of a Participant shall not exceed the limitations under Code Section 415 as adjusted for the cost of living in accordance with Code Section 415(d) and the regulations under Code Section 415(d) as of January 1 of each limitation year for Participants who are Employees and retired and terminated Participants who are receiving benefits or who are entitled to receive benefits; provided, however, that the Code Section 415 limitations applicable to a benefit which is paid in a single sum shall be the limitations in effect on his Annuity Starting Date and no further benefits shall be payable to or on behalf of a Participant as a result of any cost of living adjustments subsequent to the payment of such single sum benefit.

Notwithstanding the foregoing, if the Accrued Benefit of a Participant exceeds the limitations of this Section 12.1 but does not exceed the limitations of Code Section 415 as in effect on December 31, 1986 (including any special grandfather provisions applicable to benefits accrued as of December 31, 1982), then his Accrued Benefit under this Plan shall not be less than his "current accrued benefit" (as such term is defined in Section 1106(i)(3) of the Tax Reform Act of 1986) under such plan as of June 30, 1987 or, for a person who was a Participant in the Harris/LBP Plan, December 31, 1986.

If a Participant participates in one or more defined contribution plans maintained by an Affiliate and the sum of the "defined benefit fraction" under this Plan and the "defined contribution plan fraction" under such defined contribution plan or plans (as such fractions are described in Code Section
415) is greater than one, his rate of benefit accrual under this Plan shall be frozen or reduced to the extent necessary to cause such sum not to exceed one.

For purposes of determining whether the limitations under Code Section 415 have been exceeded with respect to any Participant, the Participant's "compensation," as defined in Code Section 415(c)(3), shall mean Compensation as defined in Section 3.11(a)(ii).

12.2.      LIMIT ON BENEFITS OF HIGHEST-PAID EMPLOYEES.

           (a) RESTRICTED PARTICIPANTS. A Restricted Participant for any Plan Year is a Participant who is among the group of the 25 highly-compensated [within the meaning of Code Section 414(g)] employees or former employees of the Employer with the greatest compensation in the current or any prior Plan Year.

           (b) APPLICABILITY OF LIMIT. The annual benefit paid to a Restricted Participant will be subject to the limit described below, unless:

                     (1) after the Plan distributes the entire benefit payable to the Restricted Participant, the value of the Plan assets equals or exceeds 110% of the value of current Plan liabilities; or

                     (2) the value of the benefits payable to the Restricted Participant is less than 1% of the value of current Plan liabilities before the distribution; or

                     (3) another exception applies under or with respect to the requirements of Regulations Section
                     1.401(a)(4)-5(b).

           (c) LIMIT. If a limit applies to benefits payable to a Restricted Participant, the amount of benefits paid without a security arrangement in any year on behalf of the Participant cannot exceed the amount payable under a straight-life annuity actuarially equivalent to all the Participant's benefits under the Plan, other than a social security supplement, plus the amount of any social security supplement payable in that year.

           (d) SECURITY ARRANGEMENT. To the extent permitted by applicable law, a distribution in excess of the limit may be made to a Restricted Participant if the Restricted Participant provides security for any payments in excess of the limit that is satisfactory to the Plan Administrator.

           (e) PLAN TERMINATION. In the event of termination of the Plan, the benefits payable to a Restricted Participant will be limited to an amount that satisfies the nondiscrimination requirements of Code Section 401(a)(4).

           (f) TRANSITION PERIOD. The provisions of paragraphs (a) through (e) above apply to distributions on and after January 1, 1993, provided, however, that any distribution made prior to the Plan Year beginning July 1, 1994 may be made in accordance with the limitations then in effect under Regulations Section 1.401-4(c), including any exceptions available thereunder, e.g., the expiration of restrictions ten years after the date of the establishment or favorable amendment of the Plan.

           Any security arrangement in effect with respect to a Restricted Participant pursuant to Regulations Section 1.401-4(c) shall continue to apply only if and to the extent required under Regulations Section 1.401(a)(4)-5(b). In particular, any security arrangement may be terminated on certification by the Plan Administrator that:

                     (1) after the Plan distributes the entire benefit payable to the Restricted Participant, the value of the Plan assets equals or exceeds 110% of the value of current Plan liabilities; or

                     (2) the value of the benefits payable to the Restricted Participant is less than 1% of the value of current Plan liabilities before the distribution; or

                     (3)      another exception applies under Regulations
                     Section  1.401(a)(4)-5(b).

                                  Section  13

                                 MISCELLANEOUS
                                 -------------
13.1. SPENDTHRIFT CLAUSE. Except to the extent permitted by law, no benefit, payment or distribution under this Plan shall be subject to the claim of any creditor of a Participant, Spouse or Beneficiary, or to any legal process by any creditor of such person, and no Participant, Spouse or Beneficiary shall have any right to alienate, commute, anticipate, or assign all or any portion of any benefit, payment or distribution under this Plan except to the extent expressly provided in this Plan. This Section 13.1 shall not preclude the enforcement of a federal tax levy made pursuant to Code
Section  6331 or the collection of an unpaid tax judgment.

13.2. LEGALLY INCOMPETENT. The Plan Sponsor may in its discretion direct payment (A) to an incompetent or disabled person, whether because of minority or mental or physical disability, (B) to the guardian or to the person having custody of such person or (C) to any person designated or authorized under any state statute to receive such payment on behalf of such incompetent or disabled person, without further liability either on the part of the Plan Sponsor or the Employers for the amount of such payment to the person on whose account such payment is made.

13.3. BENEFITS SUPPORTED ONLY BY TRUST FUND. Any person having any claim for any benefit under this Plan shall look solely to the assets of the Trust Fund and to the Pension Benefit Guaranty Corporation for the satisfaction of such claim. In no event will the Plan Sponsor, the Employers, or any of their officers, directors, or employees be liable in their individual capacities to any person whomsoever for the payment of benefits under the provisions of this Plan.

13.4. DISCRIMINATION. The Plan Sponsor shall administer the Plan in a manner which it deems equitable under the circumstances for all similarly situated Employees, Participants, Spouses and Beneficiaries, including adopting such administrative or other rules as the Plan Sponsor in its discretion deems appropriate for any such persons affected by circumstances such as a sale, acquisition, merger, reorganization, plant closing, layoff, work force reduction or other similar event or transaction; provided, however, the Plan Sponsor shall not permit any discrimination in favor of highly compensated Employees (within the meaning of Code Section 414(q)) which would be prohibited under Code Section 401(a). If for any Plan Year the Plan Sponsor determines that following the terms of the Plan would result in a failure to satisfy the nondiscrimination tests under Code Section 401(a)(4) or the coverage requirements under Code Section 410(b), the Plan Sponsor shall take such action, to the extent permitted under the Code, as it deems appropriate under the circumstances to prevent such failure.

13.5. CLAIMS. Any payment to a Participant, Spouse or Beneficiary or to their legal representatives or heirs-at-law, made in accordance with the provisions of this Plan, shall to the extent thereof be in full satisfaction of all claims under this Plan against the Plan Sponsor and the Employers, any of whom may require such Participant, Spouse, Beneficiary, legal representative or heirs-at-law, as a condition precedent to such payment, to execute a receipt and release therefor in such form as shall be determined by the Plan Sponsor.

13.6. NONREVERSION. Except as provided in Section 8.3 and Section 11, no part of the Trust Fund shall ever be used for or be diverted to purposes other than for the exclusive benefit of participants and beneficiaries.

13.7. AGENT FOR SERVICE OF PROCESS. The agent for service of process for this Plan shall be the person currently listed in the records of the Secretary of State of Georgia as the agent for service of process for the Plan Sponsor.

13.8.      TOP HEAVY PLAN.

           (a) DETERMINATION. If the Plan Sponsor as of each June 30 ("the determination date") determines that the sum of the present value of the accrued benefits of "key employees" (as defined in Code
           Section 416(i)) exceeds 60% of the sum of the present value of the accrued benefits of all employees as of such determination date in accordance with the rules set forth in Code Section 416(g), this Plan shall be "top heavy" for the Plan Year which begins on the immediately following July 1. For purposes of this Section 13.8, such present value shall be determined using the mortality table specified in Section 3.2(a) and an interest rate specified in
           Section 3.2(b)(1) and the present value of the accrued benefit of each Employee as of any determination date shall be equal to the sum of (1) and (2) where

                     (1) equals the present value of such Employee's cumulative accrued benefit under this Plan (determined for this purpose as of the most recent valuation date used for computing plan cost under Code Section 412 which falls within the 12-month period ending on such determination date) plus the present value of any distributions made during the 5 year period ending on such determination date, and

                     (2) equals the present value of his accrued benefit, if any, (determined as of the valuation date which coincides with or precedes the determination date for such plan) plus any distributions made from such plans during the 5 year period ending on such determination date under

                              (i) each other qualified plan (as described in Code Section 401(a)) maintained by an Affiliate (A) in which a key employee is a participant or (B) which enables any plan described in subclause (A) to meet the requirements of Code Section 401(a)(4) or
                              Section  410, and

                              (ii) each other qualified plan maintained by an Affiliate (other than a plan described in clause (i)) which may be aggregated with this Plan and the plans described in clause (i), provided such aggregate group (including a plan described in this clause (ii)) continues to meet the requirements of Code Section 401(a)(4) and
                              Section 410.

           Notwithstanding any contrary Plan provision, if an individual has not performed services for an Employer at any time during the 5 year period ending on the determination date, any accrued benefit for such individual shall not be taken into account for purposes of the top-heavy determination required under this Section 13.8(a).

           (b) SPECIAL TOP HEAVY PLAN RULES. If the Plan Sponsor determines that this Plan is "top heavy" for any Plan Year, the special rules set forth in this Section 13.8(b) shall apply notwithstanding any other rules to the contrary set forth elsewhere in this Plan.

                     (1) The Accrued Benefit for each Participant who is not a key employee and who completes at least 1000 hours of Service during such Plan Year shall not, in the aggregate, be less than the product of (i) 2% of such Participant's average compensation (as defined under Code
                     Section 415) for the 5 consecutive years during which such Participant had the highest aggregate compensation from an Affiliate (excluding compensation for years after the last year for which the Plan is "top heavy") and (ii) his total years of service, not to exceed 10 (excluding years in which the Plan is not "top-heavy"), and, further, accruals required under this Section 13.8(b)(1) by reason of this Plan being "top heavy" shall be offset by the Actuarial Equivalent value of the contributions and forfeitures, if any, allocated on behalf of such Participant under any defined contribution plan (which is taken into account under this Section 13.8) solely by reason of such plan being "top heavy" and no accruals shall be permitted under this Section 13.8 for any Plan Year in which the contributions and forfeitures allocated on behalf of such Participant under any such defined contribution plan equal at least 5% of such Participant's compensation.

                     (2) A Participant's nonforfeitable interest in his Accrued Benefit under this Plan shall be determined under the following schedule:


                                   Completed Years                                Nonforfeitable
                                  of Vesting Service                                 Interest
                                  ------------------                              --------------
                                  Less than 2                                            0

                                  2                                                     20%

                                  3                                                     40%

                                  4                                                     60%

                                  5 or more                                            100%


                     However, the vesting schedule set forth in this Section 13.8(b)(2) shall not apply to any Participant who does not have an Hour of Service after the date as of which this Plan becomes "top heavy". In the event that this Plan later ceases to be "top heavy," the vesting rules in
                     Section 3.36 shall once again apply; provided, however, that

                              (A)     the nonforfeitable portion of a
                              Participant's accrued benefit shall not
                              thereafter be less than the nonforfeitable portion of his accrued benefit before the Plan ceases to be "top heavy,"

                              (B) the nonforfeitable portion of the accrued benefit of any Participant who has completed at least 3 years of Vesting Service with an Affiliate on the date the Plan ceases to be "top heavy" shall continue to be determined under the vesting schedule set forth in this Section 13.8(b)(2) if such vesting schedule is more favorable to the Participant, and

                              (C) solely for purposes of Section 3.38(b) and Section 7.1, "2 full Years of Vesting Service" shall replace the language in Section 3.36(a).

                     (3) If a Participant receives his Accrued Benefit in a lump sum (after July 31, 1991) and such Participant's vested Accrued Benefit is less than 100% upon his termination of participation in this Plan as a result of this Plan being top-heavy in any year of his employment, such Participant may upon his reemployment, provided he is reemployed before incurring 6 Breaks in Service, have his Accrued Benefit calculated in accordance with Section 3.7 but without regard to the last sentence in Section 3.7 if he repays to the Plan an amount equal to the dollar amount of his lump sum distribution plus interest on such distribution in accordance with Code Section 411(a)(7).

                     (4) The Plan Sponsor shall take such action as necessary to satisfy the requirements of Code Section 415(e) and Section 416(h) if the Plan Sponsor (following the procedure set forth in Section 13.8(a)) determines that this Plan fails to meet the requirements set forth in Code Section 416(h)(2)(B).

13.9. QUALIFIED DOMESTIC RELATIONS ORDERS. Notwithstanding Section 13.1, this Plan shall provide for payment of benefits in accordance with the applicable requirements of a "qualified domestic relations order" as that term is defined in Code Section 414(p). The Plan Sponsor, in accordance with a uniform and nondiscriminatory procedures established by the Plan Sponsor, shall

           (a) promptly notify the Participant and any alternate payee (as that term is defined in Code Section 414(p)(8)) of the receipt of a domestic relations order and this Plan's procedures for determining the qualified status of such order,

           (b)       determine the qualified status of such order and

           (c) administer any distributions under this Plan pursuant to such order in accordance with the rules set forth in Code Section 414(p) and any such determination or payment shall be final and binding on all parties.

To the extent necessary or appropriate and in accordance with the rules set forth in Code Section 414(p) the Plan Sponsor may direct the Trustee to separately account for any amounts payable pursuant to a qualified domestic relations order.

If the order so provides, the Plan shall make an immediate lump sum payment to the alternate payee without regard to whether the Participant could (if he terminated employment) receive a lump sum. For purposes of determining the present value of any benefits payable pursuant to a qualified domestic relations order before a Participant's separation from service, the interest rate shall be the interest rate described in Section 3.2(b)(2).

13.10. INCOME TAX WITHHOLDING. The amount of any distribution to a Participant (or Beneficiary) shall be reduced to the extent necessary to comply with Federal, state and local income tax withholding requirements.

IN WITNESS WHEREOF, Lanier Worldwide, Inc. has caused this Plan to be executed and its seal to be affixed and attested by its duly authorized officers this /s/ 24 day of June, 1994.


                                                LANIER WORLDWIDE, INC.


                                                By:/s/ Wesley E. Cantrell
                                                   ---------------------------
                                                Title:/s/ President and CEO
                                                      ------------------------
(SEAL)

ATTEST:


By:./s/ Michael Kelly
   ------------------------------------------------
Title:/s/ VP, General Counsel
      ---------------------------------------------



1034140

                           ATTACHMENT 1 TO EXHIBIT A

                                     TO THE

                      LANIER WORLDWIDE, INC. PENSION PLAN

                           FORMER LANIER PARTICIPANTS



                                  APPLICATION

This Attachment 1 shall apply only to those Participants who are Former LBP Participants.


                                 Section  1.2.

                                  DEFINITIONS

The terms in this Section 1-2 shall have the meanings set forth opposite such terms for purposes of this Attachment 1 and this Plan. Except as provided in this Section 1-2, a capitalized term shall have the meaning set forth in the Plan.

1-2-1 ACCRUED BENEFIT - means the minimum accrued benefit for each Former LBP Participant which is a monthly benefit determined for such Participant as of the earlier of his most recent termination date or December 31, 1988 which is payable in the form of a single life annuity commencing as of his Normal Retirement Dare (if he is then living). Such monthly benefit shall equal the greater of (a) or (b), where:

 (a) equals the sum of (1) the monthly amount of the Former LBP Participant's benefits accrued as of December 31, 1981 under the terms of the Harris/LBP Plan as then in effect plus (2) the excess of 1.667% of the Former LBP Participant's Final Average Compensation as of the earlier of his most recent termination date or December 31, 1988 over 1.667% of his Primary Social Security Benefit as of the earlier of his most recent termination date or December 31, 1988 multiplied by his total years and fractional years of Benefit Service as of the earlier of his most recent termination date or December 31, 1988 completed after December 31, 1981; and

 (b) equals the product of (1) and (2), where (1) equals the excess of 1.667% of the Participant's Final Average Compensation as of the earlier of his most recent termination date or December 31, 1988 over 1.667% of his Primary Social Security Benefit as of the earlier of his most recent termination date or December 31, 1988, and where (2) equals the lesser of (i) his total years and fractional years of Benefit Service as of the earlier of his most recent termination date or December 31, 1988 or (ii) 30.

1-2-2 ACTUARIAL EQUIVALENT - means for each Former LBP Participant a benefit of equivalent value computed in accordance with accepted actuarial principles which shall not be less than the equivalent value of the Participant's Accrued Benefit determined under Section 1-2-1 as of the earlier of his most recent termination date or September 30, 1989 based on

 (i) the 1971 Group Annuity Mortality Table for Males projected to 1990 with a one year set back for a Participant and a 5 year set back for a Participant's Spouse or Beneficiary,

 (ii) a 7% per annum compounded interest rate assumption for any form of benefit except a single sum benefit, and

 (iii) for benefits paid in a single sum in Plan Years beginning on or after January 1, 1987, the Pension Benefit Guaranty Corporation ("PBGC") interest rate (deferred or immediate, whichever is appropriate) that would be used by the PBGC (as of the earlier of the date of distribution or December 31, 1988) for purposes of determining the present value of a single sum distribution on a plan termination. However, for Plan Years beginning after December 31, 1984 and before January 1, 1987, the interest rate for single sum benefits shall equal the interest rate applied by the PBGC for the valuation of immediate annuities in connection with a pension plan termination as in effect for the first day of the Plan Year which included the Participant's Annuity Starting Date.

1-2-3 BENEFIT SERVICE - means for each Former LBP Participant as of any Determination Date his full and fractional Years of Service (as determined in accordance with Section 3.40) completed as a Participant under Harris/LBP Plan prior to October 1, 1989 except

 (a) periods of service completed under the Harris/LBP Plan prior to 1982 for which such Former LBP Participant withdraws his contributions under the Harris/LBP Plan unless he (i) has reached his Vested Date or has attained age Normal Retirement at the time of such withdrawal or (ii) he repays his contributions with interest in the manner provided in Section 1-4-4;

 (b) periods of service prior to 1982 during which the Participant was eligible to participate in the Plan as then in effect but declined to make the contributions then required under the Plan; and

 (c) periods of service for which such Participant received a single sum benefit under the Harris/LBP Plan of $3500 or less.

1-2-4 COMPENSATION - means for a Former LBP Participant who was not employed as an Employee after December 31, 1988, the total cash compensation of an Eligible Employee for any Plan Year or portion thereof as reported by a Participating LBP Company on Internal Revenue Service Form W-2 (or any successor form) for such Participant for such Plan Year or portion thereof, (or which would be reported on Form W-2 but for the operation of Code Section 401(k) or Code Section 125) excluding severance pay, reimbursed expenses, payments for moving expenses and educational benefits, payments for group insurance, payments under the Harris/LBP Plan and other forms of indirect compensation; provided, that (a) Compensation in the case of salesmen whose sales expenses are not paid by the LBP as a participating affiliate shall, for purposes of the Harris/LBP Plan, be 90% percent of the gross commissions paid to such salesmen and (b) Compensation for an employee of Harris Technical Services Corporation shall not include any portion of his cash compensation which is attributable to a "special allowance" paid by Harris Technical Services Corporation.

1-2-5 ELIGIBLE EMPLOYEE - means for periods before October 1, 1989, an Employee who is employed by a Participating LBP Company other than

 (i) an Employee who was not employed by LBP in its Lanier Management Company Division or Lanier Business Products Division during any period when the plan sponsor of the Harris/LBP was Oxford Industries, Inc.,

 (ii) an Employee who is classified on the personnel records of any Participating LBP Company as employed on a temporary, summer, or casual part-time position for short term work load, which employment is intended to terminate upon completion of the assignment for which he was employed,

 (iii) an Employee who is treated as such solely by reason of the "leased employee" rules set forth in Code Section 414(n),

 (iv) an Employee who is a member of (or who is represented by) a collective bargaining unit which has failed to reach an agreement with his Participating LBP Company that he be eligible to participate in this Plan,

 (v) an Employee who is a non-resident alien and who receives no earned income from a Participating LBP Company from sources within the United States (as described more fully in Code Section 410(b)(3)(C)), and

 (vi) an Employee who works primarily outside the United States and who is paid under a payroll system which is not linked electronically to the payroll system for LBP Employees who work primarily within the United States.

1-2-6 EMPLOYEE - means for periods before October 1, 1989 a person who was an employee of LBP or an entity which would be considered a single employer with LBP under Code Section 414.

1-2-7 FINAL AVERAGE COMPENSATION - means for a Former LBP Participant for purposes of determining his Accrued Benefit as of the earlier of his most recent termination date or December 31, 1988 one twelfth of the average of the Compensation of such Participant during the 5 consecutive calendar years in which such average is the highest (or actual number of consecutive calendar years if less than 5) out of the last 10 calendar years during which the Participant was an LBP Employee including the calendar year which includes his Employment Termination Date, or, if earlier, his Normal Retirement Date (or actual number of such calendar years if less than 10); provided that for purposes of determining such average, such Participant's Compensation for the calendar year which includes his most recent Employment Termination Date, or if earlier, his Normal Retirement Date shall (if he actually received Compensation for less than 12 months in such calendar year) be deemed to be the Compensation he would have received for the entire calendar year if he had continued to earn compensation at the same rate he was earning Compensation on his Employment Termination Date, or if earlier, his Normal Retirement Date. Notwithstanding any Plan provision to the contrary, the Accrued Benefit of each Former LBP Participant after February 28, 1987 shall not be less than his Accrued Benefit as determined as of February 28, 1987 and the "Normal Retirement Date" limitation in this Section 1-2-7 shall not apply for Plan Years beginning on or after January 1, 1988 to a Participant who completes an Hour of Service on or after that date.

1-2-8 FORMER LBP PARTICIPANT - means a person who was a participant in the Harris/LBP Plan before October 1, 1989.

1-2-9  LBP - means Lanier Business Products, Inc.

1-2-10 NORMAL RETIREMENT AGE - means for each Former LBP Participant who became a participant in the Harris/LBP Plan on or before June 30, 1988, the date such participant reaches age 65.

1-2-11 PARTICIPATING LBP COMPANY - means LBP and any entity which would be considered a single employer with LBP under Code Section 414 which participated in the Harris/LBP Plan with the permission of LBP's Board of Directors.

1-2-12 PRIMARY SOCIAL SECURITY BENEFIT - means for a Former LBP Participant for purposes of determining his Accrued Benefit as of the earlier of his most recent termination date or December 31, 1988, the benefit which would be available to such Participant as a monthly old age benefit, exclusive of benefits for a spouse or other relative or dependent, under the Social Security Act as in effect on the earlier of such Participant's Normal Retirement Date, the date his employment terminates or December 31, 1988. The Plan Sponsor shall calculate a Former LBP Participant's Primary Social Security Benefit in accordance with uniform and nondiscriminatory rules and based upon the following assumptions:

 (1) A Former LBP Participant's wages earned through the earlier of his most recent termination date or December 31, 1988 under this Plan shall be determined in accordance with one of the following methods:

   (i) such Former LBP Participant's actual wage history for all years of employment ending on the earlier of his most recent termination date or December 31, 1988, provided such Former LBP Participant furnishes such actual wage history as reported by the Social Security Administration in a form satisfactory to the Plan Sponsor on or before the later of 60 days after (A) the date his employment terminates and (B) the date the Former LBP Participant is notified of his benefits under the Plan, or

   (ii) absent such actual wage history, such Former LBP Participant's estimated wage history for all years of employment ending on the earlier of his most recent termination date or December 31, 1988, provided such wage history is estimated by applying a salary scale, projected backwards, to the Former LBP Participant's compensation (as defined in Section 3.03 of Revenue Ruling 71-446) as of the earlier of the date his most recent termination date or December 31, 1988 and such salary scale is either (A) that actual change in the average wages from year to year as determined by the Social Security Administration or (B) a level percentage per year that is not less than 6% per annum, and the Plan shall provide written notice to each Former, LBP Participant of the Former LBP Participant's right to supply such Former LBP Participant's actual wage history, the financial consequence of failing to supply such actual wage history and that such history may be obtained from the Social Security Administration.

 (2) The Former LBP Participant's post-termination wages for each Plan Year beginning after the earlier of the date his employment terminates or December 31, 1988 through his Normal Retirement Date shall equal the

 Former LBP Participant's compensation as reported on Form W-2 for the earlier of the year in which his employment terminates or 1988.

 (3) A Former LBP Participant's monthly primary insurance amount shall be determined under this Section 1-2-12 without regard to any delay, suspension or forfeiture of such payment for any reason whatsoever, including a failure to apply for such benefit or because the Participant continues to work.

1-2-12 VESTED DATE - means for each Former LBP Participant who does not complete at least one Hour of Service after December 31, 1988, the earlier of the date he completes 10 full years of Vesting Service or reaches Normal Retirement Age as an Employee.


                                 Section  1.3.

                           ELIGIBILITY TO PARTICIPATE

A Former LBP Employee whose most recent employment commencement date was on or after his 60th birthday shall not become a Participant in this Plan; however, this limitation shall not apply for Plan Years beginning after December 31, 1987 to an Employee who completes an Hour of Service after that date.


                                 Section  1.4.

                      RETIREMENT AND TERMINATION BENEFITS

1-4-1 DEFERRED RETIREMENT BENEFITS. For Plan Years beginning before January 1, 1988, if a Participant remains an Employee after his Normal Retirement Date, such Participant's benefit under the Harris/LBP Plan shall equal dollar for dollar the monthly amount of the benefit which he would have received had he retired on his Normal Retirement Date and shall not be increased on account of any compensation, service, or by any actuarial adjustment, after such date. This limitation shall not apply to Plan Years beginning on or after January 1, 1988 for Participants who complete an Hour of Service on or after such date.

1-4-2  VESTED BENEFITS.

   (a) RETURN OF EMPLOYEE CONTRIBUTIONS. If a Former LBP Participant's employment terminates before his Vested Date, he shall not be entitled to any benefit under the Plan other than a return of his own contributions made prior to 1982, if any, with interest as described in Section 1-4-4.

   (b) MILNER BUSINESS PRODUCTS, INC. The term "Milner Employee" shall mean each former LBP Employee (1) who terminated employment during the 1987 calendar year at the request of LBP and immediately after such termination became an employee of Milner Business Products, Inc. ("Milner") as a result of the sale of certain assets of LBP to Milner effective as of April 27, 1987 and (2) who as of the date of such termination and employment by Milner ("Milner Date") had not completed 10 years of Vesting Service.

   The nonforfeitable benefit, if any, payable to or on behalf of a Milner Employee under this Plan shall be determined as follows:

    (i) Solely, for purposes of determining a Milner Employee's nonforfeitable interest in his Accrued Benefit as determined as of his Milner Date, his years of Vesting Service with respect to such Accrued Benefit shall be determined as if his continuous employment with Milner from his Milner Date until the date he first terminates employment with Milner is employment as an Employee under this Plan.

    (ii) Such Accrued Benefit shall be payable to him as of his Normal Retirement Date or as of the first day of any month coinciding with or following the date on which he reaches age 55 and completes 10 years of Vesting Service (as determined in accordance with this Section 1- 4-2(b)) and, if he dies after he has completed 10 years of Vesting Service but before his Annuity Starting Date, any survivor benefit attributable to such Accrued Benefit shall be payable to his Spouse in accordance with the terms of Section 7.1.

    (iii) No benefit shall be payable under this Plan to any Milner Employee who terminates employment with Milner before he completes 10 years of Vesting Service or, for Plan Years beginning on or after January 1, 1989 for a Milner Employee working for Milner on or after that date, 5 years of Vesting Service (as determined in accordance with this Section 1-4-2(b)) except to the extent a benefit is payable to such individual as a result of reemployment as an Eligible Employee after his Milner Date.

    (iv) If a Milner Employee is reemployed as an Eligible Employee after his Milner Date, his nonforfeitable interest in that portion of his Accrued Benefit, if any, accrued after his reemployment shall be determined solely with respect to his actual years of Vesting Service (as determined without regard to the special rules of this Section 1-4-2(b)) and no such individual shall receive credit (for vesting or benefit accrual purposes) for employment with Milner with respect to any benefits accrued under this Plan after his Milner Date.

1-4-3  DISABILITY RETIREMENT BENEFITS.

 (a) MINIMUM BENEFIT. If a Former LBP Participant becomes totally and permanently disabled, as defined in Section 5.4 of the Plan while he is an Eligible Employee after he completes 10 years of Vesting Service but prior to January 1, 1989, his disability benefit under Section 5.4 of the Plan shall not be less than the Accrued Benefit he would have been entitled to receive under Section 1-2-1 at his Normal Retirement Date or his Early Retirement Date, if applicable, if he is then living and if such disability has been continuous to such date based on the Primary Social Security Benefit, the Benefit Service and the Final Average Compensation which such Former LBP Participant would have had on December 31, 1988 assuming (1) his Benefit Service had continued from his termination date to December 31, 1988 and (2) he had continued to receive annual Compensation from his termination date to December 31, 1988 equal to the annualized amount of his Compensation in the last calendar year prior to his disability.

 (b) TERMINATION OF DISABILITY. If a Former LBP Participant's total and permanent disability ceases prior to his Annuity Starting Date for any reason other than death, such Participant is described in Section 1-4-3(a) and such Participant returns or offers to return to the employment of an Affiliate within 90 days after his disability ceases, then, for purposes of determining his eligibility to receive benefits under the Plan upon his subsequent termination of employment and the amount of such benefits, he shall be treated as if he had received annual Compensation during his period of disability and prior to January 1, 1989 equal to the annualized amount of his Compensation in the last calendar year prior to his disability.

1-4-4  BENEFITS ATTRIBUTABLE TO MANDATORY PARTICIPANT CONTRIBUTIONS.

 (a) INVOLUNTARY CASHOUT. If a Former LBP Participant terminates employment prior to his Vested Date and the Actuarially Equivalent single sum value of his Accrued Benefit attributable to his contributions contributed to the Plan prior to 1982 as determined in accordance with Code Section 411(c) is $3500 or less, such participant shall receive a lump sum distribution of his entire accrued benefit attributable to such employee contributions and the nonvested portion of his Accrued Benefit shall be treated as a forfeiture unless he repays such distribution with interest as described in
Section  1-4-4(e).

 (b) RIGHT OF IN SERVICE WITHDRAWAL. At any time prior to his termination of employment, a Former LBP Participant who contributed to the Plan prior to 1982 may request a withdrawal of his contributions which shall be paid in the normal annuity form described in Section 6.1 of the Plan. Notwithstanding the foregoing, a Former LBP Participant may request (subject to the spousal consent rules of Section 6.2 of the Plan unless his nonforfeitable benefit was attributable entirely to the employee contributions and the distribution was made before October 22, 1986) to receive a single sum distribution of his contributions to the Plan prior to 1982. A Participant who withdraws his contributions under this Section 1-4-4 at any time on or after January 1, 1982 and who thereafter repays the amount refunded with interest as provided in Section 1-4-4(d) below shall not be entitled to withdraw his contributions again prior to his Annuity Starting Date.

 (c) VOLUNTARY WITHDRAWAL ON TERMINATION. If a Former LBP Participant terminates employment and the Actuarial Equivalent single sum value of his nonforfeitable Accrued Benefit attributable to employer and employee contributions exceeds $3500, such Participant's Accrued Benefit shall be paid in the normal annuity form described in Section 6.1 of the Plan. Notwithstanding the foregoing, a Former LBP Participant may request (subject to the spousal consent rules of Section 6.2 of the Plan unless his nonforfeitable benefit was attributable entirely to employee contributions and the distribution was made before October 22, 1986) to receive a single sum distribution of his entire Accrued Benefit attributable to his employee contributions. If he does not repay such distribution with interest as described in Section 1-4-4(d), then any benefit to which such Participant (or the spouse of such Participant) may become entitled under the Plan shall be recomputed by excluding an amount equal to his accrued benefit derived from employee contributions as determined in accordance with Code Section 411(c).

 (d) INTEREST. Interest referred to in this Section 1-4-4 shall be computed at an annual rate of 3%, compounded annually, for periods prior to January 1, 1976, at an annual rate of 5%, compounded annually, for periods after 1975 but prior to January 1, 1988 and at an annual rate of 120% of the Federal mid-term rate (as in effect under Code Section 1274 for the first month of the Plan
 Year), compounded annually from January 1, 1988 until such Determination Date or repayment date, if applicable. The interest rate under this Section 1-4-4(d) shall be adjusted from time to time in accordance with regulations under Code Section 411(c).

 (e) REPAYMENT. Repayment described in this Section 1-4-4 means repayment to the Plan by the Former LBP Participant of the amount of the distribution together with interest at the rates provided in Section 1-4-4(d) in cash before (i) in the case of a distribution on account of a separation from service, the earlier of 5 years after the first date on which the Participant resumes employment as an Eligible Employee or the close of 6 consecutive Breaks in Service following the distribution or (ii) in the case of any other withdrawal, 5 years after the date of the withdrawal.


                                 Section  1.5.

                          OPTIONAL FORMS OF BENEFITS

1-5-1 DESCRIPTION OF OPTIONS. Subject to Section 6.2 of the Plan each Former LBP Participant may elect to have the following optional payment forms at his Annuity Starting Date in addition to the optional payment forms described in
Section  6.3 of the Plan:

OPTION A:

A Participant who contributed to the Plan prior to 1982 also may elect to have his contributions with interest refunded to him under Section 1-4-4 at the time his first monthly benefit payment is made notwithstanding that he may already have withdrawn and repaid such contributions after 1981. In the event a Participant elects to have his contributions with interest refunded to him, his Accrued Benefit shall be recomputed by excluding an amount equal to the Accrued Benefit derived from employee contributions (determined in accordance with Code Section 411) and the Actuarial Equivalent of the remaining Accrued Benefit which would be payable to the Participant in a single life annuity may be paid in any optional form under Section 6.3.

OPTION B:

A single sum cash distribution of the portion of his benefit accrued under the Harris/LBP Plan as of December 31, 1981, and a monthly benefit payable under any optional form described in Section 6.3 of the Plan for that portion of his benefit accrued under the Plan after December 31, 1981.

OPTION C:

A Former LBP Participant who participated in the Harris/LBP Plan at any time after December 31, 1985 and before October 1, 1989 shall be eligible, subject to the spousal consent rules of Section 6.2 of the Plan, to elect an immediate single sum payment or an immediate annuity benefit (single life only, for a Participant who does not have a Spouse on his Annuity Starting Date, 50% joint and survivor annuity for a Participant who does have a Spouse on his Annuity Starting Date). Such immediate benefit shall be equal to the Actuarial Equivalent of his Accrued Benefit, if any, accrued under the Harris/LBP Plan prior to October 1, 1989 and under this Plan after September 30, 1989 and through April 30, 1990. The remainder of his Accrued Benefit, if any, shall be payable in any optional form described in Section 6.3, as of his Normal Retirement Date unless he is eligible to receive it earlier under Section 5.

1-5-2  SURVIVOR BENEFITS.

       (a) SURVIVING SPOUSE. For distributions made on or after October 22, 1986, if a Former LBP Participant made contributions to this Plan and such Participant dies before his Vested Date, such Participant shall be treated as dying after his Vested Date for purposes of Section 7.1 and any survivor benefit payable to his surviving spouse under Section 7.1 shall be based on his Accrued Benefit attributable to his employee contributions then remaining in the Plan.

        (b) OTHER. If a Participant dies prior to his Annuity Starting Date under this Plan and a survivor annuity benefit is not payable to such Participant's surviving Spouse under Section 7.1 or Section 7.2 of the Plan, then his Beneficiary shall be entitled to a survivor benefit equal to the amount, if any, of the Participant's contributions under the Plan prior to 1982, less withdrawals, with interest thereon computed at the rate described in Section 1-4-4, compounded annually, to the date of the Participant's death.

       If a Participant dies after his Annuity Starting Date, and if no survivor annuity benefit is payable to his surviving Spouse and if no benefit is payable to a Beneficiary under an optional form of benefit, then his Beneficiary shall be entitled only to the excess, if any, of
       (1) the Participant's contributions under the Plan prior to 1982, less withdrawals, with interest thereon computed at the rates described in
       Section 1-4-4, compounded annually, to his benefit commencement date, over (2) the aggregate of payments made under the Plan to such Participant.

       The survivor benefit payable under this Section 1-5-2(b), if any, shall be paid in a single sum in cash.

                           ATTACHMENT 2 TO EXHIBIT A

                                     TO THE

                      LANIER WORLDWIDE, INC. PENSION PLAN

                         FORMER HARRIS/DPI PARTICIPANTS



                                  Section  2-1

                                  APPLICATION

This Attachment 2 shall apply only to those Participants who are Former Harris/DPI Participants.


                                  Section  2-2

                                  DEFINITIONS

The terms in this Section 2-2 shall have the meanings set forth opposite such terms for purposes of this Attachment 2 and this Plan. Except as provided in this Section 2-2, a capitalized term shall have the meaning set forth in the Plan.

2-2-1 ACCRUED BENEFIT - (a) MINIMUM BENEFIT means the minimum accrued benefit for each Former Harris/DPI Participant which is a monthly benefit determined for such Participant as of the earlier of his most recent termination date or June 30, 1989 which is payable in the form of a single life annuity commencing as of his Normal Retirement Date (if he is then living). Such monthly benefit shall be determined in accordance with the applicable formula set forth in this
Section  2-2-1.

   (1) For each Former Harris/DPI Participant other than a Former LBP Participant or Former 3M Participant, the monthly benefit shall equal the product of (i) and (ii), where

       (i) equals the excess of 1.667% of the Participant's Average Compensation as of the earlier of his most recent termination date or June 30, 1989 over 1.667% of his Primary Social Security Benefit as of the earlier of his most recent termination date or June 30, 1989, and

       (ii) equals the lesser of (A) his total years and fractional years of Benefit Service as of the earlier of his most recent termination date or June 30, 1989 or (B) 30.

   (2) For each Former Harris/DPI Participant who is also a Former LBP Participant, the minimum monthly benefit shall equal the greater of the benefit under Section 2-2-1(a)(1) above or the sum of (i) and (ii) below where

       (i) equals the monthly amount of the Former LBP Participant's benefits accrued as of December 31, 1981 under the terms of the Harris/LBP Plan as then in effect, and

       (ii) equals the excess of 1.667% of the Former LBP Participant's Final Average Compensation as of the earlier of his most recent termination date or June 30, 1989 over 1.667% of his Primary Social Security Benefit as of the earlier of his most recent termination date or June 30, 1989 multiplied by his total years and fractional years of Benefit Service completed after December 31, 1981 and before the earlier of his most recent termination date or July 1, 1989.

   (3) For any Former Harris/DPI Participant who also is a Former 3M Participant, the minimum monthly benefit shall equal such Former 3M Participant's benefit as determined under Section 2-2-1(a) based on his Average Compensation (as determined under Section 2-2-3 as of the earlier of his most recent termination date or June 30, 1989), his Benefit Service (as determined under Section 3.7 of the Plan as of the earlier of his most recent termination date or June 30, 1989) and his Social Security Benefit (as determined in accordance with Section 2- 2-16 as of the earlier of his most recent termination date or June 30, 1989).

(b) ALTERNATIVE MINIMUM FOR FORMER 3M PARTICIPANTS. Notwithstanding any contrary provision, the Accrued Benefit of a Former Harris/DPI Participant who also is a Former 3M Participant as shall be the greater of his Accrued Benefit determined in accordance with Section 3.1 (taking into account the minimum benefit under Section 2-2-1(a)(3)) or the product of (1), (2) and (3) where

   (1) equals 1%,

   (2) equals his Average Compensation determined as of the earlier of his most recent termination date or June 30, 1989 (as determined under Section 3.5) by substituting the numeral "4" in lieu of the numeral "5" wherever that numeral appears in and by limiting such Average Compensation to $1,667), and

   (3) equals his Benefit Service determined as of the earlier of his most recent termination date or June 30, 1989.

2-2-2 ACTUARIAL EQUIVALENT - means for each Former Harris/DPI Participant a benefit of equivalent value computed in accordance with accepted actuarial principles which shall not be less than the equivalent value of the Participant's Accrued Benefit determined under Section 2-2-1 as of the earlier of his most recent termination date or September 30, 1989 based on

   (i) The 1971 Group Annuity Mortality Table for Males projected to 1990 with a one year set, back for a Participant and a 5 year set back for a Participant's Spouse or Beneficiary,

   (ii) a 7% per annum compounded interest rate assumption for any form of benefit except a single sum benefit, and

   (iii) for benefits paid in a single sum in Plan Years beginning on or after July 1, 1987, the Pension Benefit Guaranty Corporation ("PBGC") interest rate (deferred or immediate, whichever is appropriate) that would be used by the PBGC (as of the first day of the Plan Year in which such benefit is paid) for purposes of determining the present value of a single sum distribution on a plan termination. However, for Plan Years beginning after December 31, 1984 and before January 1, 1987, the interest rate for single sum benefits shall equal the interest rate applied by the PBGC for the valuation of immediate annuities in connection with a pension plan termination as in effect for the first day of the Plan year which included the Participant's Annuity Starting Date.

2-2-3 AVERAGE COMPENSATION - means for a Former Harris/DPI Participant for purposes of determining his Accrued Benefit as of the earlier of his most recent termination date or June 30, 1989, one-twelfth of the average of the Compensation of such Participant during the 5 consecutive calendar years in which such average is highest (or actual number of consecutive calendar years if less than 5) out of the last 10 calendar years during which the Participant was a Harris/DPI Employee ending before the calendar year which includes his Employment Termination Date, or, for a Participant who does not complete an Hour of Service after June 30, 1989, his Normal Retirement Date if that date is earlier than his Employment Termination Date (or actual number of such calendar years if less than 10).

2-2-4 BENEFIT SERVICE - includes for each Former Harris/DPI Participant with respect to whom assets and liabilities were transferred from the Harris/LBP Plan or the 3M Plan his years of service for benefit accrual completed under the Harris/LBP Plan or under the 3M Plan prior to his transfer to Harris/DPI.

2-2-5 COMPENSATION - means for a Former Harris/DPI Participant who was not employed as an Employee after June 30, 1989, the total cash compensation of an Eligible Employee for any Plan Year or portion thereof as reported by Harris/DPI on Internal Revenue Service Form W-2 (or any successor form) for such Eligible Employee for such Plan Year or portion thereof or which would be reported on Form W-2 but for the operation of Code Section 401(k), excluding severance pay, reimbursed expenses, payments for moving expenses and educational benefits, payments for group insurance income attributable to the exercise of stock options, payments under this Plan and other forms of indirect compensation; provided, that Compensation in the case of salesmen whose sales expenses are not paid by an Employer shall, for purposes of the Harris/DPI Plan, be 90% percent of the gross commissions paid to such salesmen.

2-2-6 ELIGIBLE EMPLOYEE - means for each Plan Year before July 1, 1989 each Employee of Harris/DPI who has completed one Year of Service and reached age 21 other than

   (a) an Employee who is treated as such solely by reason of the "leased employee" rules set forth in Code Section 414(n),

   (b) an Employee who is a member of (or who is represented by) a collective bargaining unit which has failed to reach an agreement with his Employer that he be eligible to participate in this Plan,

   (c) an Employee who is a non-resident alien and who receives no earned income from an Employer from sources within the United States (as described more fully in Code Section 410(b)(3)(C)), and

   (d) an Employee (other than an Employee who is employed by the Plan Sponsor at the Puerto Rico branch) who works primarily outside the United States and who is paid under a payroll system which is not linked electronically to the payroll system for Employees who work primarily within the United States.

2-2-7 FORMER HARRIS/DPI PARTICIPANT - means a person who was a participant in the Harris/DPI Plan before October 1, 1989.

2-2-8 FORMER 3M PARTICIPANT - means each Former Harris/DPI Participant who transferred from 3M or its affiliates to the employ of Harris/DPI before June 30, 1986 in accordance with the DPI Agreement and each Former Harris/DPI Participant who transferred from 3M Puerto Rico, Inc. to Harris/DPI after January 31, 1987 but before August 1, 1987 in accordance with the agreement between Harris/DPI and 3M and with respect to whom assets and liabilities were transferred to the Harris/DPI Plan from the 3M Plan.

2-2-9 FORMER LBP PARTICIPANT - means each Former Harris/DPI Participant who transferred from LBP to Harris/DPI before June 30, 1986 in accordance with the DPI Agreement and with respect to whom assets were transferred to the Harris/DPI Plan from the 3M Plan.

2-2-10  HARRIS/DPI - means Harris/3M Document Products, Inc.

2-2-11  LBP - means Lanier Business Products, Inc.

 2-2-12  3M - means Minnesota Mining & Manufacturing Company.

2-2-13 3M PLAN - means the Employee Retirement Income Plan of Minnesota Mining and Manufacturing Company as in effect from time to time prior to June 30, 1986.

2-2-14 NORMAL RETIREMENT AGE - means for each Former Harris/DPI Participant who became a participant in the Harris/DPI Plan on or before August 31, 1988, the date such participant reaches age 65.

2-2-15 SOCIAL SECURITY BENEFIT - means (a) for a Former Harris/DPI Participant for purposes of determining his Accrued Benefit as of the earlier of his most recent termination date or June 30, 1989, the benefit which would be available to such Participant as a monthly old age benefit, exclusive of benefits for a spouse or other relative or dependent, under the Social Security Act as in effect on the earlier of his Normal Retirement Date, the date his employment terminates or June 30, 1989. The Plan Sponsor shall calculate a Former Harris/DPI Participant's Social Security Benefit in accordance with uniform and nondiscriminatory rules and based upon the following assumptions

   (1) A Former Harris/DPI Participant's wages earned through the earlier of his most recent termination date or June 30, 1989 under this Plan shall be determined in accordance with one of the following methods:

       (i) such Former Harris/DPI Participant's actual wage history for all years of employment ending on the earlier of his most recent termination date or June 30, 1989 provided such Former Harris/DPI Participant furnishes such actual wage history as reported by the Social Security Administration in a form satisfactory to the Plan Sponsor on or before the later of 60 days after (A) the date his employment terminates and
       (B) the date the Former Harris/DPI Participant is notified of his benefits under the Plan or

       (ii) absent such actual wage history, such Former Harris/DPI Participant's estimated wage history for all years of employment ending on the earlier of his most recent termination date or June 30, 1989, provided such wage history is estimated by applying a salary scale, projected backwards, to the Former Harris/DPI Participant's compensation (as defined in Section 3.03 of Revenue Ruling 71-446) as of the earlier of his most recent termination date or June 30, 1989 and such salary scale is either (A) that actual change in the average wages from year to year as determined by the Social Security Administration (B) a level percentage per year that is not less than 6% per annum, and the Plan shall provide written notice to each Former Harris/DPI Participant of the Former Harris/DPI Participant's right to supply such Former Harris/DPI Participant's actual wage history, the financial consequence of failing to supply such actual wage his and that such history may be obtained from the Social Security Administration.

   (2) The Former Harris/DPI Participant's post-termination for each Plan Year beginning after June 30, 1989 through his Normal Retirement Date shall equal the Former Harris/DPI Participant's compensation as reported on Form W-2 for the earlier of the calendar year in which his employment terminates or 1988.

   (3) A Former Harris/DPI Participant's monthly primary insurance amount shall be determined under this Section 2-2-15 without regard to any delay, suspension or forfeiture of such payment for any reason whatsoever, including a failure to apply for such benefit or because the Participant continues to work.

(b) Notwithstanding the foregoing, for each Former 3M Participant, the term "Social Security Benefit" means the monthly primary insurance amount ("PIA") which would be payable

   (1) for each such Participant who is not employed as an Employee on or after the earlier of age 55 or June 30, 1989, in accordance with Section
   2-2-15(a) and

   (2) for each such Participant (other than a Participant described in Section 2-2-15(b)(1)), in accordance with (i) the Social Security Act as in effect on the earlier of the date his employment terminates or June 30, 1989, (ii) the assumptions set forth in Section 2-2-15(a)(1) and (3) and (iii) the special assumptions set forth below in Section 2-2-15(b)(3).

   (3) PIA shall be determined:

       (A) For a Former 3M Participant who finally terminates employment as an Employee before age 62 or, if his employment had not terminated before June 30, 1989, who on June 30, 1989 had not reached age 62, by assuming that

           (i) he is age 62 on the earlier of the date his employment finally terminates or June 30, 1989,

           (ii) his post-termination wages from the earlier of the date his employment finally terminates or June 30, 1989 through his retirement age under the Social Security Act shall equal zero, and

           (iii)  his PIA would be payable at age 62.

       (B) For a Former 3M Participant who finally terminates employment as an Employee on or after age 62 or, if his employment had not terminated before June 30, 1989, who on June 30, 1989 was at least age 62, by assuming that

           (i) his post-termination wages from the earlier of the date his employment finally terminates or June 30, 1989 through his retirement age under the Social Security Act shall equal zero and

           (ii) his PIA would be payable on the earlier of the date his employment finally terminates or June 30, 1989.

2-2-16 VESTED DATE - means for each Participant who does not complete at least one Hour of Service after June 30, 1989, the earlier of the date he completes 10 years of Vesting Service or reaches Normal Retirement Age as an Employee.

2-2-17 VESTING SERVICE - includes for each Former Harris/DPI Participant, his years of service for vesting purposes as determined under the 3M Plan as of December 2, 1985.


                                  Section  2-3

                           ELIGIBILITY TO PARTICIPATE

An Employee whose most recent employment commencement date was on or after his 60th birthday shall not become a Participant in this Plan; however, this limitation shall not apply for Plan Years beginning after June 30, 1988 to an Employee who completes an Hour of Service on or after that date.


                                  Section  2-4

                      RETIREMENT AND TERMINATION BENEFITS

2-4-1 DEFERRED RETIREMENT BENEFITS. For Plan Years beginning before July 1, 1988, if a Participant remains an Employee after his Normal Retirement Date, such Participant's benefit under the Harris/DPI Plan shall equal dollar for dollar the monthly amount of the benefit which he would have received had he retired on his Normal Retirement Date and shall not be increased on account of any compensation, service, or by any actuarial adjustment, after such date. This limitation shall not apply to Plan Years beginning on or after July 1, 1988 for Participants who complete an Hour of Service on or after such date.

2-4-2  EARLY RETIREMENT BENEFITS.

   (a)    EARLY UNREDUCED RETIREMENT DATE PROVISIONS.

          (1) EUR DATE. Notwithstanding any contrary Plan provision, the term "EUR Date" means for each Former 3M Participant the first day of the month coinciding with or next following the date such Participant meets (or would have met if he had continued in employment as an Employee) the age and service criteria set forth below:

                           ATTAINED AGE
                            AT BENEFIT                  COMPLETED YEARS OF
                        COMMENCEMENT DATE                BENEFIT SERVICE
                        -----------------            ----------------------
                                  62 to 65                     28
                                  61                           29
                                  60                           30
                                  59                           32
                                  58                           34


                 Such age and service criteria shall be adjusted, for any Annuity Starting Date which is not on a Participant's birthday in accordance with the following rules:

                          (i) The number of completed years of Benefit Service for a Participant whose Annuity Starting Date is between his 58th and 60th birthdates shall be equal to (A) the completed years of Benefit Service for his "attained age" at his last birthday reduced by (B) the product of 1/6 and the number of months by which his "attained age" at his Annuity Starting Date exceeds his "attained age" at his last birthday.

                          (ii) The number of completed years of Benefit Service for a Participant whose Annuity Starting Date is between his 60th and 62th birthdates shall be equal to (A) the completed years of Benefit Service for his "attained age" at his last birthday reduced by (B) the product of 1/12 and the number of months by which his "attained age" at his Annuity Starting Date exceeds his "attained age" at his last birthday.

                 (2) UNREDUCED BENEFIT. A Former 3M Participant who actually terminates employment as an Employee on or after his EUR Date shall be entitled to receive a monthly benefit equal to his Accrued Benefit determined as of the date his employment as an Employee terminates and the payment of such benefit be scheduled to commence as of his Normal Retirement Date, if he is then living, or, if such Participant elects in writing, as of his EUR Date or the first day of any month after his EUR Date and before his Normal Retirement Date.

                 (3) SOCIAL SECURITY SUPPLEMENT. If a Former 3M Participant who terminates employment as an Employee on or after his EUR Date and begins receiving a benefit on or after his EUR Date but before age 62, such Participant's monthly benefit payable under this Plan (without regard to the form of the benefit) shall be increased each month beginning with the month which includes his Annuity Starting Date and ending with the month in which he reaches age 62 or his date of death, if earlier, by an amount which shall equal the amount of his Social Security Benefit (as determined under Section 2-2-15(b)(3)(A); However, if payment of the supplement described in this Section 2-4-2(a)(3) commenced after June 30, 1989 but before April 30, 1990, then his Social Security Benefit shall be calculated as of his most recent termination date without regard to the June 30, 1989 limitation contained in Section 2-2-15(b(3)(A).

                 (4) MCCARTHY ENTERPRISES, INC. (i) GENERAL. Solely for purposes of determining whether an Eligible McCarthy Employee is eligible for the early unreduced retirement provisions of this Section 2-4-2(a) with respect to his Accrued Benefit as determined as of December 31, 1986, his continuous employment with McCarthy (as defined in Section 2-4-3) from December 31, 1986 until the date he first terminates employment with McCarthy shall be deemed to be employment as an Employee under this Plan. If an Eligible McCarthy Employee is reemployed as an Employee after December 31, 1986, his eligibility for the early unreduced retirement provisions with respect to that portion of his Accrued Benefit, if any, accrued after December 31, 1986 shall be determined without regard to the special rules of this Section 2-4-2(a)(4). Except as provided in Section 2-4-3 and this Section 2-4-2(a)(4), no individual shall receive service credit for employment with McCarthy for any purpose under this Plan.

                          (ii) ELIGIBLE MCCARTHY EMPLOYEE. The term "Eligible McCarthy Employee" shall mean each Former 3M Participant who is a McCarthy Employee described in
                          Section 2-4-3, and whose projected EUR Date as determined as of December 31, 1986 was on or before January 1, 2002.

                 (5) THE MILNER COMPANY. (i) GENERAL. Solely for purposes of determining whether an Eligible Milner Employee is eligible for the early unreduced retirement provisions of this
                 Section 2-4-2 with respect to his Accrued Benefit as determined as of April 26, 1987, his continuous employment with Milner (as defined in Section 2-4-3) from April 26, 1987 until the date he first terminates employment with Milner shall be deemed to be employment as an Employee under this Plan. Except as provided in Section 2-4-3 and this Section 2-4-2(a)(5) no individual shall receive service credit for employment with Milner for any purpose under this Plan.

                          (ii) ELIGIBLE MILNER EMPLOYEE. The term "Eligible Milner Employee" shall mean each Former 3M Participant who is a Milner Employee described in
                          Section 2-4-3, and whose projected EUR Date as determined as of April 26, 1987 was on or before May 1, 2002.

         (b)     EARLY RETIREMENT TIMING AND AMOUNT.

                 (1) TIMING. Each Former 3M Participant who terminates employment as an Employee as of the first day of the month coincident with or next following the date he reaches age 55 shall be fully vested in his Accrued Benefit (without regard to his completed Years of Service) and such Participant shall be entitled to begin receiving his Accrued Benefit as of such date or as of the first day of any calendar month before his Normal Retirement Date; provided (1) his employment actually terminates on or before such date and (2) his properly completed election is filed with the Plan Sponsor within the 90-day period ending on such date.

                 (2) AMOUNT. If a Former 3M Participant terminates employment as an Employee in accordance with Section 2-4-2(b)(1) before his EUR Date if he has an EUR Date or if he does not have an EUR Date, then his benefit shall be the greater of (A) or (B) where

                          (A)     equals the greater of (i) or (ii) where

                                  (i) equals his Accrued Benefit as determined under Section 3.1 of the Plan taking into account the minimum benefit in accordance with Section 2-2-1(a)(3) as reduced in accordance with Section 5.2(c) as if such Former 3M Participant had elected to begin receiving his benefit as of the date his employment actually terminates and

                                  (ii)  equals his Accrued Benefit as
                                  determined under Section 3.1 of the Plan taking into account the minimum benefit in accordance with Section 2-2-1(a)(3) as reduced by the product of 5% and 1/12th of the number of months by which his Annuity Starting Date precedes the earlier of his Normal Retirement Date or his EUR Date, if any and

                          (B) equals his Accrued Benefit as determined in accordance with Section 2-2-1(b) as reduced by the product of 5% and 1/12th of the number of months by which his Annuity Starting Date precedes the earlier of his 62nd birthday or his EUR Date, if any.

                 If such Participant terminates employment on or after his EUR
                  Date, his benefit shall be determined in accordance with
                  Section 2-4-2(a).

         (c) NORMAL BENEFIT FORM - FULLY SUBSIDIZED JOINT AND 50% SURVIVOR ANNUITY. Notwithstanding Section 6.1(a)(2), each Former 3M Participant who finally terminates employment as an Employee on or after age 55 shall be entitled to receive retirement benefits (exclusive of any supplement described in Section 2-4-2(a)(3)) in the form of a fully subsidized (as described in Code Section 417) joint and 50% survivor annuity payable to the Participant if the Participant has a Spouse on his Benefit Commencement Date and the monthly benefit payable to the Participant during his lifetime shall be equal to the monthly benefit payable to such Participant in the single life form of annuity described in Section 6.3(b) and after the Participant's death a monthly benefit equal to 50% of the benefit payable to the Participant shall be payable to his surviving Spouse for such Spouse's lifetime.

2-4-3  VESTED BENEFITS.

         (a) RETURN OF EMPLOYEE CONTRIBUTIONS. If a Former LBP Participant's employment terminates before his Vested Date, he shall not be entitled to any benefit under the Plan other than a return of his own contributions made prior to 1982, if any, with interest as described in Section 2-4-4.

         (b) MCCARTHY ENTERPRISES, INC. The term "McCarthy Employee" shall mean each individual (1) who is an Eligible Employee at the Columbus, Ohio District Office or the Cincinnati, Ohio District Office on December 31, 1986, (2) who as of such date has not reached his Vested Date and (3) who as of the close of business on such date becomes an employee of McCarthy Enterprises, Inc. ("McCarthy") as a result of the sale of certain assets of the Plan Sponsor to McCarthy on such date the benefit, if any, payable to or on behalf of a McCarthy Employee shall be determined as follows:

                 (1) Solely for purposes of determining a McCarthy Employee's nonforfeitable interest in his Accrued Benefit as of December 31, 1986, his years of Vesting Service and his Vested Date with respect to such Accrued Benefit shall be determined as if his continuous employment with McCarthy from December 31, 1986 until the date he first terminates employment with McCarthy is employment as an Employee under this Plan.

                 (2) Such Accrued Benefit shall be payable to him as of his Normal Retirement Date or as of the first day of any month coinciding with or following the date on which he reaches age 55 and completes 10 years of Vesting Service (as determined in accordance with this Section 2-4-3(b)) and any survivor benefit under Section 7 attributable to such Accrued Benefit shall be payable to his Spouse.

                 (3) No benefit shall be payable under this Plan to any McCarthy Employee who terminates employment with McCarthy before he completes 10 years of Vesting Service or, if he is an employee of McCarthy on July 1, 1989, 5 years of Vesting Service except to the extent a benefit is payable to such individual as a result of reemployment as an Eligible Employee after December 31, 1986.

                 (4) If a McCarthy Employee is reemployed as an Eligible Employee after December 31, 1986, his nonforfeitable interest in that portion of his Accrued Benefit, if any, accrued after such date shall be determined solely with respect to his years of Vesting Service under this Plan without regard to the special rules of this Section
         2-4-3(b) and no such individual shall receive service credit (for vesting or benefit purposes) for employment with McCarthy with respect to any benefits accrued under this Plan after December 31, 1986.

         (c) THE MILNER COMPANY. The term "Milner Employee" shall mean each individual (1) who is an Eligible Employee at the Headquarters Office of Harris/DPI in Atlanta, Georgia, an Atlanta Region Office or a Fort Lauderdale Region Office on April 26, 1987, (2) who as of such date has not reached his Vested Date and (3) who as of April 27, 1987 becomes an employee of The Milner Company ("Milner") as a result of the sale of certain assets of the Plan Sponsor to Milner on such date. The nonforfeitable benefit, if any, payable to or on behalf of a Milner Employee shall be determined as follows

                 (1) Solely for purposes of determining a Milner Employee's nonforfeitable interest in his Accrued Benefit as of April 26, 1987, his years of Vesting Service and his Vested Date with respect to such Accrued Benefit shall be determined as if his continuous employment with Milner from April 26, 1987 until the date he first terminates employment with Milner is employment as an Employee under this Plan.

                 (2) Such Accrued Benefit shall be payable to him as of his Normal Retirement Date or as of the first day of any month coinciding with or following the date on which he reaches age 55 and completes 10 years of Vesting Service (as determined in accordance with this Section 2-4-3(c)) and any survivor benefit under Section 7 attributable to such Accrued Benefit shall be payable to his Spouse.

                 (3) No benefit shall be payable under this Plan to any Milner Employee who terminates employment with Milner before he completes 10 years of Vesting Service, or, if he is an Employee of Milner on July 1, 1989, 5 years of Vesting Service (as determined in accordance with this Section 2-4-3(c)) except to the extent a benefit is payable to such individual as a result of reemployment as an Eligible Employee after April 26, 1987.

                 (4) If a Milner Employee is reemployed as an Eligible Employee after April 26, 1987, his nonforfeitable interest in that portion of his Accrued Benefit, if any, accrued after April 26, 1987 shall be determined solely with respect to his years of Vesting Service under this Plan without regard to the special rules of this Section 2-4-3(c) and no such individual shall receive service credit (for vesting or benefit purposes) for employment with Milner with respect to any benefits accrued under this Plan after April 26, 1987.

2-4-4  BENEFITS ATTRIBUTABLE TO MANDATORY PARTICIPANT CONTRIBUTIONS.

         (a) INVOLUNTARY CASHOUT. If a Former LBP Participant terminates employment prior to his Vested Date and the Actuarial Equivalent single sum value of his accrued benefit attributable to his contributions contributed to the Plan prior to 1982 as determined in accordance with Code Section 411(c) is $3500 or less, such participant shall receive a single sum distribution of his entire accrued benefit attributable to such employee contributions and the nonvested portion of his Accrued Benefit shall be treated as a forfeiture unless he repays such distribution with interest as described in Section 2-4-4(e).

         (b) RIGHT OF IN SERVICE WITHDRAWAL. At any time prior to his termination of employment, a Former LBP Participant who contributed to the Plan prior to 1982 may request a withdrawal of his contributions which shall be paid in the normal annuity form described in Section
         6.1 of the Plan. Notwithstanding the foregoing, a Former LBP Participant may request (subject to the spousal consent rules of Section 6.2 of the Plan unless his nonforfeitable benefit was attributable entirely to the employee contributions and the distribution was made before October 22, 1986) to receive a single sum distribution of his contributions to the Plan prior to 1982. A Participant who withdraws his contributions under this Section 2-4-4 at any time on or after January 1, 1982 and who thereafter repays the amount refunded with interest as provided in Section 2-4-4(d) below shall not be entitled to withdraw his contributions again prior to his Annuity Starting Date.

         (c) VOLUNTARY WITHDRAWAL ON TERMINATION. If a Former LBP Participant terminates employment and the Actuarial Equivalent single sum value of his vested Accrued Benefit attributable to employer and employee contributions exceeds $3500, such Participant's Accrued Benefit shall be paid in the normal annuity form described in accordance with Section 6.1 of the Plan. Notwithstanding the foregoing, such Participant may request (subject to the spousal consent rules of Section 6.2 of the Plan unless his nonforfeitable benefit was attributable entirely to employee contributions and the distribution was made before October 22, 1986) to receive a single sum distribution of his entire Accrued Benefit attributable to his employee contributions. If he does not repay such distribution with interest as described in Section 2-4-4(d), then any benefit to which such Participant (or the spouse of such Participant) may become entitled under the Plan shall be recomputed by excluding an amount equal to his accrued benefit derived from employee contributions as determined in accordance with Code
         Section  411(c).

         (d) INTEREST. Interest referred to in this Section 2-4-4 shall be computed at an annual rate of 3%, compounded annually, for periods prior to January 1, 1976, at an annual rate of 5%, compounded annually, for periods after 1975 but prior to July 1, 1988 and at an annual rate of 120% of the Federal mid-term rate (as in effect under Code Section 1274 for the first month of the Plan Year), compounded annually from July 1, 1988 until such Determination Date or repayment date, if applicable. The interest rate shall be adjusted from time to time in accordance with regulations under Code Section 411(c).

         (e) REPAYMENT. Repayment described in this Section 2-4-4 means repayment to the Plan of the amount of the distribution together with interest at the rates provided in Section 2-4-4(d) in cash before (i) in the case of a distribution on account of a separation from service, the earlier of 5 years after the first date on which the Participant resumes employment as an Eligible Employee or the close of 6 consecutive Breaks in Service following the distribution or (ii) in the case of any other withdrawal, 5 years after the date of the distribution.


                                  Section  2-5

                           OPTIONAL FORMS OF BENEFITS

2-5-1 FORMER LBP PARTICIPANTS. Subject to Section 6.2 of the Plan each Former LBP Participant may elect to have the following optional payment forms at his Annuity Starting Date in addition to the optional payment forms described in Section 6.3 of the Plan:

OPTION A:

A Participant who contributed to the Plan prior to 1982 also may elect to have his contributions with interest refunded to him under Section 2-4-4 at the time his first monthly benefit payment is made notwithstanding that he may already have withdrawn and repaid such contributions after 1981. In the event a Participant elects to have his contributions with interest refunded to him, his Accrued Benefit the amount of his benefits shall be recomputed by excluding from the annual amount of such benefit an amount equal to the accrued benefit derived from and the Actuarial Equivalent of the remaining benefit which would be payable to the Participant in a Straight Life Annuity may be paid in any optional form under Section 6.3.

OPTION B:

A single sum cash distribution of the portion of his benefit accrued under the Harris/LBP Plan as of December 31, 1981, and a monthly benefit payable under any optional form described in Section 6.3 of the Plan for that portion of his benefit accrued under the Plan after December 31, 1981.

2-5-2  FORMER 3M PARTICIPANTS.

         (1) GENERAL. Subject to Section 6.2 and to the limitations in this Section 2-5-2, each Former 3M Participant may elect to have that portion of his Accrued Benefit which does not exceed such Participant's benefit accrued under the 3M Plan as of his transfer date ("3M Benefit") paid in accordance with the terms of one of the options set forth in this Section 2-5-2 as of his Annuity Starting Date in an amount equal to the Actuarial Equivalent of the 3M Benefit to which the Participant otherwise would be entitled under Section
          6.3(b).  The excess, if any, of such Participant's Accrued Benefit under this Plan over his 3M Benefit shall be payable under one of the options set forth in Section 6.3. A benefit paid under this Section 2-5-2 shall be paid subject to the special rules set forth in Section 6.3(a)(2) through Section 6.3(a)(4).

         (2) 5 OR 15 YEAR PERIOD CERTAIN AND CONTINUOUS ANNUITY OPTION - means a monthly benefit which shall be payable during the lifetime of the Participant and shall, if the Participant dies within 5 or 15 years of his Annuity Stating Date, as elected by the participant, continue to be paid to his designated Beneficiary for the balance of such 5 or 15 year period.


                                  Section  2-6

                            OTHER SURVIVOR BENEFITS

2-6-1 SURVIVING SPOUSE. For distributions made on or after October 22, 1986, if a Former LBP Participant made contributions to this Plan and such Participant dies before his Vested Date, such Participant shall be treated as dying after his Vested Date for purposes of Section 7.1 and any survivor benefit payable to his surviving spouse under Section 7.1 shall be based on his Accrued Benefit attributable to his employee contributions then remaining in the Plan.

 2-6-2 OTHER. If a Participant dies prior to his Annuity Starting Date under this Plan and a survivor annuity benefit is not payable to such Participant's surviving spouse under Section 7.1 or Section 7.2 of the Plan, then his Beneficiary shall be entitled to a survivor benefit equal to the amount, if any, of the Participant's contributions under the Plan prior to 1982, less withdrawals, with interest thereon computed at the rate described in Section 2-4-4, compounded annually, to the date of the Participant's death.

If a Participant dies after his Annuity Starting Date, and if no survivor annuity benefit is payable to his surviving Spouse and if no benefit is payable to a Beneficiary under an optional form of benefit, then his Beneficiary shall be entitled only to the excess, if any, of (1) the Participant's contributions under the Plan prior to 1982, less withdrawals, with interest thereon computed at the rates described in Section 2-4-4, compounded annually, to his benefit commencement date, over (2) the aggregate of payments made under the Plan to such Participant.

The survivor benefit payable under this Section 2-6-2, if any, shall be paid in a lump sum in cash.

                           ATTACHMENT 3 TO EXHIBIT A

                                     TO THE
                      LANIER WORLDWIDE, INC. PENSION PLAN

                            FORMER BSD PARTICIPANTS



                                  Section  3-1

                                  APPLICATION

This Attachment 3 shall apply only to those Participants who are Former BSD Participants.


                                  Section  3-2

                                  DEFINITIONS

The terms in this Section 3-2 shall have the meanings set forth opposite such terms for purposes of this Attachment 3 and this Plan. Except as provided in this Section 3-2, a capitalized term shall have the meaning set forth in the Plan.

3-2-1 FORMER BSD PARTICIPANT - means a person who was a Former Lanier Participant as described in Attachment 1 to Exhibit A who was employed in the Business Systems Division and whose employment was involuntarily terminated after January 10, 1990 or who transferred to Syntrex, Inc. after January 26, 1990 but before March 1, 1990 as a result of the sale of assets between Harris Corporation and Syntrex, Inc.


                                  Section  3-3

                              TERMINATION BENEFITS

3-3-1 FULL VESTING. Each Former BSD Participant shall be fully vested in his Accrued Benefit determined as of the date he terminated employment or transferred to Syntrex, Inc. If a Former BSD Participant is reemployed as an Eligible Employee, he shall not receive credit (for vesting or benefit accrual purposes) for employment with Syntrex, Inc. with respect to any benefits accrued under this Plan.

3-3-2 IMMEDIATE BENEFIT. If a Former BSD Participant is transferred to Syntrex, Inc., such Participant shall be eligible, subject to the spousal consent rules of Section 6.2 of the Plan, to elect by filing with the Plan Sponsor a properly completed election form an immediate lump sum benefit or an immediate annuity benefit (life only annuity for a Participant who does not have a spouse on his Annuity Starting Date, joint and 50% survivor annuity for a Participant who does have a spouse on his Annuity Starting Date). Such immediate benefit shall be equal to the Actuarial Equivalent of the benefit which otherwise would be payable to such Participant in a life only annuity beginning at his Normal Retirement Date based on his Accrued Benefit determined immediately before he transferred to Syntrex, Inc.

                           ATTACHMENT 4 TO EXHIBIT A

                                     TO THE
                      LANIER WORLDWIDE, INC. PENSION PLAN

                         CERTAIN ADDITIONAL PROVISIONS



                                  Section  4-1

                                  DEFINITIONS

The following definitions were in effect for periods before August 1, 1991.

4-1-1 AVERAGE COMPENSATION - means as of any Determination Date for those Participants who were employed as an Employee on or after July 1, 1989 or, for Former LBP Participants, January 1, 1989, and who terminated employment before August 1, 1991, one-twelfth of the average of a Participant's Compensation during the 5 consecutive calendar year period in which such average is highest (or actual number of consecutive calendar years if less than 5) out of the 10 calendar year period (or actual number of such calendar years if less than 10) during which the Participant was an Employee ending immediately before the calendar year which includes such Determination Date. Notwithstanding the foregoing, if the Determination Date is a December 31 which occurs on or after the Participant's earliest Early Retirement Date or his Normal Retirement Age and the Participant actually terminates employment on such Determination Date, then the 10 calendar year period shall include the calendar year which ends with such Determination Date. See Attachments 1 through 3 of this Exhibit A for the definition which applied to Participants who were not employed as an Employee after June 30, 1989 or, for Former LBP Participants, after December 31, 1988.

4-1-2 COMPENSATION - means for each Employee the sum of (a) and (b) minus (c), where

         (a) equals (i) the total compensation of an Employee for any calendar year or portion thereof reported by one or more Affiliates on Internal Revenue Service Form W-2 (or any successor form) for such Employee for such period which is includible in his gross income for federal income tax purposes or (ii) for Plan Years beginning after June 30, 1990, compensation as defined in Section 3.11(a) of the Plan,

         (b) equals the elective deferrals made by an Affiliate on behalf of such Employee that are not includible in his gross income for federal income tax purposes for such period because they are contributed to a cash or deferred arrangement described in Code Section 401(k) or because they are excluded under Code Section 125, and

         (c) equals any payments made under a severance pay plan or program, any payment made in consideration of an Employee's release of claims in favor of an Affiliate, any payment attributable to foreign assignment differential and any payments made under Longer Term Incentive Plans.

Notwithstanding the foregoing, Compensation shall not include any remuneration for services as a "leased employee" of an Affiliate and Compensation for any calendar year beginning after December 31, 1988 shall not include any amount in excess of $200,000 as adjusted for changes in the cost of living as provided in Code Section 415(d). This definition shall apply for calendar years beginning after June 30, 1989 or, for Former LBP Participants, after December 31, 1988, and before May 14, 1990. See Attachments 1 through 3 of this Exhibit A for the definition which applied to Participants who were not employed as an Employee after June 30, 1989 or, for Former LBP Participants, after December 31, 1988.

4-1-3 EMPLOYER - means for periods on or after October 1, 1989 and before January 2, 1991, the Plan Sponsor, the Executive Conference Center; Lanier Financial Services, Inc., and for the period from October 1, 1989 through October 30, 1989, Harris Technical Services Corporation; and each other affiliate which the Board designates in writing as such from time to time.


                                  Section  4-2

                             LANIER PLAZA EMPLOYEES

The term "Plaza Employee" shall mean each individual (who was an Eligible Employee with the Executive Conference Center, Inc. before January 1, 1991 and who as of the close of business on January 1, 1991 became an employee of Hotel Management Services, Inc.). No Plaza Employee shall accrue any additional benefits under the Plan after January 1, 1991. Solely for purposes of determining a Plaza Employee's nonforfeitable interest in his Accrued Benefit as of January 1, 1991, his years of Vesting Service and his Vested Date with respect to such Accrued Benefit shall be determined as if his employment with Hotel Management Services, Inc. is employment as an Employee under this Plan as long as such Plaza Employee is treated as a "leased employee" of an Affiliate under Code Section 414. His Accrued Benefit shall be payable to him in accordance with Section 6; however, a Plaza Employee shall not be treated as having terminated employment until such time as he is no longer treated as a "leased employee" under this Plan or such earlier time as distribution is permissible under the Code and consistent with the timing rules of Section 6.